                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                       American Business Products, Inc.
- --------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

                                 Dawn M. Gray
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(j)(2).
     Fee has already been paid.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[LOGO]                                          AMERICAN BUSINESS PRODUCTS, INC.
                                  POST OFFICE BOX 105684  ATLANTA, GEORGIA 30348
                                                                  (404) 953-8300

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 27, 1994

     NOTICE HEREBY IS GIVEN that the 1994 Annual Meeting of Shareholders of American Business Products, Inc. (the "Company") will be held at The Cobb Galleria Centre, Two Galleria Parkway, Atlanta, Georgia, on Wednesday, April 27, 1994, at 11:00 a.m., Atlanta time, for the purpose of considering and voting upon:

          1. A proposal to elect four directors of the Company.

          2. A proposal to amend the American Business Products, Inc. 1991 Stock Option Plan to extend the period during which any option granted pursuant to the plan may be exercised following an optionee's retirement (pursuant to the terms of the Company's qualified retirement plans) for the balance of the term of such option; provided, however, that in no event will the post-retirement exercise period be extended beyond the original term of such option.

          3. A proposal to adopt the American Business Products, Inc. 1993 Directors Stock Incentive Plan.

          4. A proposal to ratify the appointment of Deloitte & Touche as independent accountants of the Company for the fiscal year ending December 31, 1994.

          5. Such other business as properly may come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the shareholders at the Annual Meeting.

     Information relating to the above matters is set forth in the attached Proxy Statement. Shareholders of record at the close of business on March 8, 1994 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

                                           By Order of the Board of Directors.

                                           /s/ DAWN M. GRAY
                                           ----------------
                                               DAWN M. GRAY
                                               Secretary

Atlanta, Georgia
March 15, 1994

PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. THE PROMPT RETURN OF PROXY CARDS WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER PROXY SOLICITATION.

                        AMERICAN BUSINESS PRODUCTS, INC.
                             2100 RIVEREDGE PARKWAY
                                   SUITE 1200
                             ATLANTA, GEORGIA 30328

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 27, 1994

     This Proxy Statement is furnished to the shareholders of American Business Products, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 1994 Annual Meeting of Shareholders and at any adjournments thereof. The Annual Meeting will be held on Wednesday, April 27, 1994, at The Cobb Galleria Centre, Two Galleria Parkway, Atlanta, Georgia, at 11:00 a.m., Atlanta time.

     The approximate date on which this Proxy Statement and the enclosed proxy card are first being sent or given to shareholders is March 15, 1994.

                                     VOTING

GENERAL

     The securities that can be voted at the Annual Meeting consist of Common Stock of the Company, $2.00 par value per share, with each share entitling its owner to one vote on each matter submitted to the shareholders. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting is March 8, 1994. On the record date, 10,682,799 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

QUORUM AND VOTE REQUIRED

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, the proposal receiving the greatest number of all votes "for" or "against" and abstentions (including instructions to withhold authority to vote) will be used.

     In voting for the proposal to elect directors (Proposal 1), shareholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. The vote required to approve Proposal 1 is governed by Georgia law, and is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. As a result, in accordance with Georgia law, votes that are withheld will not be counted and will have no effect.

     In voting for the proposals to amend the 1991 Stock Option Plan (Proposal
2) and to adopt the 1993 Directors Stock Incentive Plan (Proposal 3), shareholders may vote in favor of either of the proposals or against either of the proposals or may abstain from voting. The vote required to approve Proposals 2 and 3 is governed by federal law, and is the affirmative vote of the holders of a majority of the shares represented and entitled to vote, provided a quorum is present. In accordance with federal law, abstentions are considered in determining the number of votes required to obtain a majority of the outstanding shares and will have the same legal effect as a vote against such proposal.

     In voting for the proposal to ratify the appointment of independent public accountants (Proposal 4), shareholders may vote in favor of the proposal or against the proposal or may abstain from voting. The vote required to approve Proposal 4 is governed by Georgia law, and the votes cast favoring such proposal must exceed the votes cast opposing such proposal, provided a quorum is present. As a result, in accordance with Georgia law, abstentions will not be counted and will have no effect.

     Under the rules of the New York Stock Exchange, each of the proposals to be voted upon at the Annual Meeting is considered to be a matter upon which member brokerage firms who hold shares in street name for beneficial owners may vote in their discretion to the extent that such beneficial owners do not furnish voting instructions.

PROXIES

     Proxy cards are being transmitted with this Proxy Statement to all holders of Common Stock of the Company. Separate proxy cards are being transmitted to all employees who have shares of Common Stock allocated to their accounts under the Company's Stock Bonus Plan. All properly executed proxy cards delivered by shareholders to the Company in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the directions given. IF NO SPECIFIC INSTRUCTIONS ARE GIVEN WITH REGARD TO THE MATTERS TO BE VOTED UPON, THE SHARES REPRESENTED BY A SIGNED AND DATED PROXY CARD WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED ON THE PROXY CARD AND DESCRIBED HEREIN. If any other matters properly may come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

     Any shareholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Company, by executing and delivering to the Secretary a proxy card bearing a later date or by voting in person at the Annual Meeting; provided, however, that proxy cards delivered by employees voting shares allocated to their accounts under the Company's Stock Bonus Plan are revocable only by giving written notice to, or by executing and delivering a later dated proxy card to, the Trustees of the Stock Bonus Plan. Pursuant to the terms of the Stock Bonus Plan, employees owning shares of Common Stock allocated to their accounts under the Stock Bonus Plan may vote such shares only by delivering a duly executed and dated proxy card to the Trustees and may not vote such shares in person at the Annual Meeting.

     In addition to soliciting proxies though the mail, the Company may solicit proxies through its directors, officers and employees in person and by telephone. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

PRINCIPAL SHAREHOLDERS

     The following table sets forth information as of December 31, 1993 regarding the ownership of the Company's Common Stock by each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, by each executive officer named in the Summary Compensation Table and by all directors and executive officers of the Company as a group.

                                                                     NUMBER OF SHARES
                                                                    BENEFICIALLY OWNED
                                   NAME                            (PERCENT OF CLASS)(1)
          -------------------------------------------------------  ---------------------
          Curtis Investment Company, LP                                  2,720,210(2)
            Lonnie C. Bird                                                  (25.5%)
               2100 RiverEdge Parkway
               Suite 1200
               Atlanta, Georgia 30328
          T. R. Carmody                                                     32,188(3)
          R. W. Gundeck                                                      2,231(3)
          W. C. Downer                                                      15,689(3)
          R. A. LeFeber                                                      9,422(3)
          B. Rogers                                                         16,347(3)
          All directors and executive officers                             319,997(4)
            of the Company as a group (16 persons)                           (3.0%)

- ---------------

(1) The stock ownership information shown above and in "Proposal 1 -- Election of Directors -- Information Regarding Nominees and Directors" is based upon information furnished to the Company by the named persons. Beneficial ownership as reported in this Proxy Statement has been determined in accordance with regulations of the Securities and Exchange Commission and includes shares of Common Stock of the Company which may be acquired within 60 days upon the exercise of outstanding stock options. The named persons have sole voting and investment power with regard to the shares shown as owned by such persons except as otherwise indicated.
(2) The shares shown include 87,860 shares owned by Lonnie C. Bird; 82 shares allocated to the account of Ms. Bird under the Company's Stock Bonus Plan; 82,123 shares that Ms. Bird votes as trustee of certain family trusts or as custodian for certain minor family members and as to which she disclaims any beneficial ownership interest; 2,500 shares which Ms. Bird votes as Chairperson of the Arcadia Wildlife Preserve; 27,795 shares owned by the Residuary Trust Under the Will of Richard B. Curtis for which Ms. Bird shares voting and investment power with Richard B. Curtis, Jr. and Trust Company Bank; 14,062 shares owned by the Henry Curtis Family Trust of 1990 for which Ms. Bird shares voting and investment power; and 2,505,788 shares owned by Curtis Investment Company, LP ("CIC"), a limited partnership of which Ms. Bird is the managing partner. As managing partner, Ms. Bird has sole voting and investment power for all of the shares owned by CIC, although Ms. Bird's proportionate interest in CIC is less than 10%. Ms. Bird is the sister of Henry Curtis VII, a current director of the Company.
(3) The percentage of shares beneficially owned represents less than one percent of the outstanding Common Stock of the Company. With regard to the beneficial ownership of shares of Common Stock by Mr. Carmody, see Note (+) on page 6 hereof; with regard to Mr. Gundeck, see Note (+) on page 6 hereof; with regard to Mr. Downer, the shares shown include 8,406 shares owned jointly with his wife, 3,408 shares which Mr. Downer may acquire upon the exercise of stock options and 3,875 shares allocated to his account under the Company's Stock Bonus Plan; with regard to Mr. LeFeber, the shares shown include 3,375 shares owned jointly with his wife, 2,760 shares which Mr. LeFeber may acquire upon the exercise of stock options and 3,287 shares allocated to his account under the Company's Stock Bonus Plan; and with regard to Mr. Rogers, the shares shown include 11,883 shares owned jointly with his wife, 1,413 shares which Mr. Rogers may acquire upon the exercise of stock options and 3,051 shares allocated to his account under the Company's Stock Bonus Plan.
(4) The shares shown include 19,944 shares which may be acquired by certain directors and executive officers pursuant to the exercise of stock options; 1,574 shares owned by the spouses of certain directors and executive officers; 45,619 shares owned jointly by certain directors and executive officers with their spouses; 53,691 shares held by a director as trustee for minor children; 14,062 shares owned by the Henry Curtis Family Trust of 1990 for which a director shares voting and investment power; and 25,944 shares allocated to the accounts of the directors and executive officers under the Company's Stock Bonus Plan.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

NOMINEES

     The Bylaws of the Company provide that the Board of Directors of the Company shall consist of not less than three nor more than fifteen persons and that the number of directors shall be determined from time to time by the Board of Directors. The Board of Directors has set the number of directors of the Company at twelve. The Articles of Incorporation of the Company provide that the Board of Directors of the Company shall be divided into three classes as nearly equal in number as possible. The term of office of one of the classes of directors expires each year, and a new class of directors is elected each year by the shareholders for a term of three years and until their successors are elected and qualified.

     The Board of Directors has nominated F. Duane Ackerman, John E. Aderhold, Thomas F. Keller and Marvin E. Schmalzried to stand for election as directors at the Annual Meeting. Messrs. Ackerman, Aderhold, Keller and Schmalzried presently are members of the Board of Directors whose terms are scheduled to expire at the Annual Meeting. If re-elected by the shareholders, Messrs. Ackerman, Aderhold, Keller and Schmalzried will serve a three year term which will expire at the time of the 1997 Annual Meeting of Shareholders.

     If any of the nominees should become unavailable to serve for any reason (which is not anticipated), the Board of Directors, in its discretion, may designate a substitute nominee or nominees (in which case the persons named as proxies on the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until the Board locates a suitable candidate or candidates or by resolution reduce the authorized number of directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT F. DUANE ACKERMAN, JOHN E. ADERHOLD, THOMAS F. KELLER AND MARVIN E. SCHMALZRIED AS DIRECTORS OF THE COMPANY TO HOLD OFFICE UNTIL THE 1997 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

INFORMATION REGARDING NOMINEES AND DIRECTORS

     Set forth below is certain information as of December 31, 1993 regarding the four nominees for director and all current directors whose terms of office will continue after the Annual Meeting.

     PERSONS NOMINATED TO SERVE AS DIRECTORS UNTIL THE 1997 ANNUAL MEETING

     F. DUANE ACKERMAN has been President and Chief Executive Officer of BellSouth Telecommunications Inc. since November 1992. From November 1991 until November 1992 he served as President and Chief Operating Officer of BellSouth Telecommunications Inc. and from March 1991 until November 1991 he served as its Vice Chairman and Group President. Mr. Ackerman previously served as Vice Chairman -- Finance & Administration of BellSouth Corporation from April 1989 until March 1991 and as Executive Vice President -- Marketing, Network & Planning of BellSouth Services, Inc. from April 1985 until April 1989. Mr. Ackerman has been a director of the Company since 1993. Mr. Ackerman is a director of BellSouth Corporation, Wachovia Bank of Georgia, N.A. and American Heritage Life Insurance Corporation. Mr. Ackerman is 51. He beneficially owns 200 shares of the Common Stock of the Company.*

     JOHN E. ADERHOLD was Chairman and Chief Executive Officer of the Rayloc division of Genuine Parts Company, which re-manufactures and sells automobile parts, from August 1989 until his retirement on March 1, 1992. He previously served as President of the Rayloc division from 1967 until August 1989. Mr. Aderhold has been a director of the Company since 1988. He also is a director of Aaron Rents, Inc., Intermet Corporation, The Actava Group Inc., Winter Companies and Georgia World Congress Center and Chairman of the Board of Lanier Bank & Trust. Mr. Aderhold is 68. He beneficially owns 3,000 shares of the Common Stock of the Company.*

     THOMAS F. KELLER, Ph.D. has been Dean of the Fuqua School of Business at Duke University and R.J. Reynolds Professor of Business Administration at Duke University since 1974. Dr. Keller is a director of Ladd Furniture, Inc., Nations Funds, Inc., Hatteras Income Securities, Inc., Cambridge Series Trust, Monk-Austin, Inc., Mebane Packaging Group, Unisphere Southeast, Inc. and Wendy's International, Inc. Dr. Keller is 62. He beneficially owns 300 shares of the Common Stock of the Company.*

     MARVIN E. SCHMALZRIED has been Executive Vice President and a director of Strategies, Inc., a marketing company, since June 1993. He previously served as Senior Vice President and Chief Financial Officer of View-Master Ideal Group, Inc., a toy manufacturer, from 1987 until February 1990. Mr. Schmalzried was a private investor from 1984 until 1986 following his retirement as Senior Vice President of American Home Products Corporation, a manufacturer of prescription drugs, packaged medicines, food products and household products. Mr. Schmalzried has been a director of the Company since 1982. He also is a director of Intercity Management Corp., an oil and gas production company. Mr. Schmalzried is 69. He beneficially owns 1,875 shares of the Common Stock of the Company.*

                DIRECTORS TO SERVE UNTIL THE 1996 ANNUAL MEETING

     W. J. BIGGERS retired as an officer of the Company on June 30, 1991, but continues to serve as Chairman of the Board of the Company. Mr. Biggers has been the Chairman of the Board of the Company since 1983 and has served with the Company or its predecessor since 1961. Mr. Biggers previously served as President of the Company from 1973 to 1985 and as Chief Executive Officer of the Company from 1973 to 1988. Mr. Biggers has been a director of the Company since 1968. Mr. Biggers is 66. He beneficially owns 60,363 shares of the Common Stock of the Company.*+

     HENRY CURTIS VII has been Vice President of Administration and Sales Support of Curtis 1000 Inc. since May 1992. He previously served as Director of Administration and Sales Support of Curtis 1000 Inc. from October 1990 to May 1992. Mr. Curtis served as Director of Employee Benefits of the Company from 1983 to September 1990 and has held various positions with the Company and its wholly-owned subsidiaries, Curtis 1000 Inc. and Vanier Graphics Corporation, since 1971. He has been a director of the Company since 1989. Mr. Curtis is 45. He beneficially owns 155,035 shares of the Common Stock of the Company.*+

     HERBERT J. DICKSON has been a management consultant since February 1993. He previously served as Chairman of the Board of Fortune Financial Services, Inc., a finance company, from 1987 to February 1993. Mr. Dickson has been a director of the Company since 1973. He also is a director of Blount, Inc. and Martin Industries, Inc. Mr. Dickson is 68. He beneficially owns 4,639 shares of the Common Stock of the Company.*

     G. HAROLD NORTHROP has been Vice Chairman of the Board of Trustees of the Ida Cason Callaway Foundation, a non-profit foundation (the "Foundation"), since November 1992 and Chairman of the Executive Committee of the Board of Trustees of the Foundation since November 1991. He also has served as a Trustee of the Foundation and a director of Callaway Gardens Resort, Inc., which operates Callaway Gardens, a resort and convention center, since 1972. Mr. Northrop was President and Chief Executive Officer of the Foundation from 1972 until November 1991, and President and Chief Executive Officer of Callaway Gardens Resort, Inc. from 1972 until 1990. Mr. Northrop has been a director of the Company since 1986. He also is a director of Trust Company Bank of Columbus, Georgia and John
H. Harland Company. Mr. Northrop is 58. He beneficially owns 1,875 shares of the Common Stock of the Company.*

                DIRECTORS TO SERVE UNTIL THE 1995 ANNUAL MEETING

     THOMAS R. CARMODY has been President of the Company since 1985 and Chief Executive Officer of the Company since 1988. He served as Executive Vice President of the Company from 1982 until 1985 and as Chief Operating Officer of the Company from 1982 until 1988. Mr. Carmody has been employed by the Company or Curtis 1000 Inc., a wholly-owned subsidiary of the Company, since 1955 and has been a director of the Company since 1983. Mr. Carmody is 60. He beneficially owns 32,188 shares of the Common Stock of the Company.*+

     ROBERT W. GUNDECK has been Executive Vice President and Chief Operating Officer of the Company since January 1993. He previously served as Vice President -- Corporate Development of the Company from July 1990 until January 1993. From March 1988 until July 1990 Mr. Gundeck was Director of Acquisitions and Corporate Development of the Company. Mr. Gundeck has been a director of the Company since 1993, when he was appointed to fill a vacancy on the Board. Mr. Gundeck is 50. He beneficially owns 2,321 shares of Common Stock of the Company.*+

     HOLLIS L. HARRIS has been Chairman, President and Chief Executive Officer of Air Canada since January 1, 1993, and Chairman of the Board and Chief Executive Officer of Air Eagle Holdings, Inc., an aviation consulting company, since November 1991. He previously served as Vice Chairman, President and Chief Executive Officer of Air Canada from February 20, 1992, to December 31, 1992. He was Chairman of the Board, President and Chief Executive Officer of Continental Airlines, Inc. and President and Chief Executive Officer of Continental Airlines Holdings, Inc. from September 1990 until October 1, 1991. Continental Airlines and Continental Airlines Holdings, Inc. filed a petition for protection under Chapter 11 of the U.S. Bankruptcy Code in December 1990. Mr. Harris served as President and Chief Operating Officer of Delta Air Lines, Inc. from 1987 to August 1990. He was Delta's Senior Vice President -- Operations from 1985 to 1987 and Delta's Senior Vice President -- Passenger Service from 1973 to 1985. Mr. Harris has been a director of the Company since 1988. He also is a director of Continental Airlines, Inc. Mr. Harris is 62. He beneficially owns 187 shares of the Common Stock of the Company.*

     W. STELL HUIE has been a Senior Partner in the law firm of Long, Aldridge & Norman, general counsel to the Company, since 1984 and has been a practicing attorney since 1953. Mr. Huie has been a director of the Company since 1968. Mr. Huie is 63. He beneficially owns 14,238 shares of the Common Stock of the Company.*+
- ---------------

* Less than one percent.
+ With regard to Mr. Biggers, the shares shown include 3,000 shares which Mr.
  Biggers may acquire upon the exercise of stock options, 9,326 shares allocated to his account under the Company's Stock Bonus Plan and 787 shares owned by Mr. Biggers' wife as to which he disclaims any beneficial ownership; with regard to Mr. Carmody, the shares shown include 21,955 shares owned jointly with his wife, 6,063 shares which Mr. Carmody may acquire upon the exercise of stock options and 4,170 shares allocated to his account under the Company's Stock Bonus Plan; with regard to Mr. Curtis VII, the shares shown include 125 shares which Mr. Curtis may acquire upon the exercise of stock options, 811 shares allocated to Mr. Curtis' account under the Company's Stock Bonus Plan, 53,691 shares voted by him as trustee and as to which he disclaims any beneficial ownership and 14,062 shares for which he shares voting and investment power; with regard to Mr. Gundeck, the shares shown include 2,050 shares which Mr. Gundeck may acquire upon the exercise of stock options and 271 shares allocated to his account under the Company's Stock Bonus Plan; and with regard to Mr. Huie, the shares shown include 787 shares owned by Mr. Huie's wife as to which he disclaims any beneficial ownership.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors conducts its business through meetings of the full Board and through committees of the Board, consisting of an Executive Committee, a Compensation and Nominating Committee and an Audit Committee. During the fiscal year ended December 31, 1993, the Board of Directors held five meetings, the Executive Committee held two meetings, the Compensation and Nominating Committee held four meetings and the Audit Committee held two meetings. Attendance at meetings of the Board and its committees as a whole averaged over 99%. Each director attended 75% or more of the aggregate of all meetings of the Board of Directors and all committees of the Board of Directors on which he served during such fiscal year.

     The Executive Committee is composed of Messrs. Biggers (Chairman), Carmody, Curtis and Gundeck. This committee, during intervals between meetings of the Board, may exercise the powers of the Board of Directors except with regard to a limited number of matters which include amending the Articles of Incorporation or Bylaws of the Company, filling vacancies on the Board of Directors or any of its committees, approving or proposing to the shareholders action that is required to be approved by the shareholders, or approving a plan of merger that does not require shareholder approval. All actions of the Executive Committee are submitted for review and ratification by the full Board of Directors.

     The Compensation and Nominating Committee is composed of Messrs. Aderhold (Chairman), Ackerman, Harris and Northrop. This committee reviews the performance of all of the Company's executive officers, recommends to the Board the amount and form of all compensation of executive officers of the Company and recommends to the Board nominees for election to the Board of Directors. The Compensation and Nominating Committee will consider nominees for director recommended by shareholders if submitted to the Company in accordance with the procedures set forth in Article III, Section 2 of the Bylaws of the Company. See "Shareholder Proposals For 1995 Annual Meeting."

     The Audit Committee is composed of Messrs. Dickson (Chairman), Huie, Keller and Schmalzried. This committee is responsible for the review and evaluation of the Company's internal controls and accounting procedures and for the review of audit reports with the Company's independent accountants. In addition, this committee makes recommendations to the Board of Directors concerning the appointment of independent accountants.

DIRECTOR COMPENSATION

     Non-employee directors receive a quarterly fee of $3,500 plus $1,000 for each meeting of the Board of Directors attended. Non-employee directors who are members of the Executive Committee, Compensation and Nominating Committee or the Audit Committee receive $500 per meeting if in attendance, and non-employee Chairmen of each of these committees receive an additional fee of $500 per committee meeting if in attendance. Directors who are salaried employees of the Company or any of its subsidiaries do not receive fees for their services as directors.

     DEFERRED COMPENSATION PLAN FOR DIRECTORS. The Company maintains the Deferred Compensation Plan for Directors in which all directors of the Company are eligible to participate. If a director elects to participate, all fees otherwise payable to him for service on the Board of Directors will be deferred. At the election of each participant, amounts deferred under the plan are treated as if invested under either a "cash deferral program" or a "phantom stock program." Under the cash deferral program, the deferred fees are credited with deemed interest at a rate determined from time to time by a committee appointed by the Board of Directors of the Company. Under the phantom stock program, the deferred fees are treated as if applied to purchase shares of Common Stock of the Company. A bookkeeping account is set up for the participant which is credited with a number of "stock units" equal to the number of shares of Common Stock that could have been purchased with the fees at the time of deferral. The number of stock units credited to the participant is adjusted periodically to account for dividends, stock splits and other events affecting the number of outstanding shares, as if the stock units were actual shares of Common Stock.

     Generally, a participant will receive payment of his benefit under the plan in quarterly installments over five years, in cash, beginning after he attains age 70 or, if later, after he retires or otherwise leaves the Board of Directors of the Company. The amount of each cash payment is determined, in the case of the cash deferral program, by the amount of fees deferred plus the interest accrued thereon or, in the case of the phantom stock program, by the number of stock units credited to the participant's account and the market value per share of the Company's Common Stock. If a participant dies before receiving full payment of his benefit under the plan, the remaining amount will be paid in a lump sum, in cash, to his beneficiary.

     None of the current executive officers named in the cash compensation table who also are directors of the Company receive fees for services as a director and therefore no amounts have been deferred for these individuals under the plan. For the 1993 fiscal year of the Company, amounts deferred and accrued pursuant to the plan for all current directors who are not executive officers as a group totaled $102,667.

     DEFERRED COMPENSATION INVESTMENT PLAN (DIRECTORS). The Deferred Compensation Investment Plan (Directors) covers certain directors of the Company designated by the Board of Directors of the Company. Under the plan, each participant elects to defer, on a one-time basis, a specified amount of his fees for services as a director to be invested in the plan. The Company expects, but is not required, to invest the deferred funds in life insurance contracts. The maximum annual amount of benefit payable to a fully vested participant is specified in the participant's joiner agreement with the Company but may be reduced due to certain adverse changes in federal income tax provisions. A participant's vested benefit will never fall below the amount of the deferral, plus interest compounded at an annual rate of 12%.

     A participant is fully vested in the amount of his benefit (i) if he remains on the Board to age 60, (ii) if prior to retirement he suffers total and permanent disability or dies, or (iii) upon a change in control of the Company. Upon retirement or other termination of service after attaining age 60, a participant (or his beneficiary if he dies) generally will receive fixed monthly payments, beginning at the later of age 70 or retirement, for a period of ten years. If a participant dies before retirement, the participant's beneficiary will receive equal monthly installments of the participant's benefit over a ten year period. If a participant dies after payments commence, his benefit will be payable to his beneficiary for the remainder of the ten year payment period. If a participant terminates his service on the Board prior to attaining age 60 for reasons other than death or disability or commits suicide within two years after becoming a participant, he or his beneficiary will receive a lump-sum payment of the amount of compensation he has deferred, plus interest compounded at an annual rate of 12%.

     No amounts were paid under the plan for any of the current directors during the 1993 fiscal year of the Company.

     For additional information that should be considered with respect to the election of directors, see "Executive Compensation," "Performance Graph," "Proposal 3 -- Adoption of the American Business Products, Inc. 1993 Directors Stock Incentive Plan" and "Compliance with Section 16(a) of the Securities Exchange Act of 1934."

                             EXECUTIVE COMPENSATION

GENERAL

     Table 1 summarizes by various categories, for the fiscal years ended December 31, 1993, 1992 and 1991, the total compensation paid to or accrued by the Company for the President and Chief Executive Officer of the Company and each of the other four most highly compensated executive officers of the Company whose salary and bonus for the fiscal year ended December 31, 1993 exceeded $100,000 (collectively referred to as the "named executive officers"). For information regarding the various factors considered by the Compensation and Nominating Committee in recommending the compensation of the President and Chief Executive Officer of the Company and, generally, the other executive officers of the Company, see "Compensation and Nominating Committee Report" below.

                      TABLE 1: SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM
                                                                       COMPENSATION
                                      ANNUAL COMPENSATION              ------------
                            ----------------------------------------    SECURITIES
                                                        OTHER ANNUAL    UNDERLYING     ALL OTHER
     NAME AND                                           COMPENSATION     OPTIONS      COMPENSATION
PRINCIPAL POSITION   YEAR   SALARY ($)   BONUS ($)(1)       ($)            (#)           ($)(2)
- -------------------  ----   ----------   ------------   ------------   ------------   ------------
T. R. Carmody        1993     350,000        70,000           0            4,000         17,902
  President and      1992     320,000       128,000           0            4,000         17,854
  Chief Executive    1991     290,000       174,000           -            4,500              -
  Officer
R. W. Gundeck        1993     175,000        38,000           0            2,000         16,899
  Executive Vice     1992     140,000        42,000           0            1,200         14,765
  President --       1991     124,000        48,300           -            1,200              -
  Chief Operating
  Officer
W. C. Downer         1993     148,000        24,000           0            1,200         13,177
  Vice President --  1992     139,000        34,800           0            1,200         14,648
  Finance            1991     124,000        46,500           -            1,200              -
R. A. LeFeber        1993     109,000        15,000           0            1,000          9,953
  Vice President --  1992     103,000        25,800           0            1,000         11,068
  Administration     1991      95,000        35,600           -            1,200              -
B. Rogers            1993     107,000        14,700           0            1,000          9,735
  Vice President --  1992     100,500        25,100           0            1,000         10,709
  Information        1991      92,000        34,500           -            1,200              -
  Systems

- ---------------

(1) Reflects cash bonus awards paid during fiscal 1993 for the achievement of performance criteria pursuant to the Annual Management Incentive Bonus Plan (See "Compensation and Nominating Committee Report -- Executive Officer Compensation").
(2) All Other Compensation paid during fiscal 1993 includes the following: (i) Company contributions to both the Company's Profit Sharing Plan and the Company's Stock Bonus Plan: Mr. Carmody -- $14,744;

     Mr. Gundeck -- $13,569; Mr. Downer -- $11,431; Mr. LeFeber -- $8,431; and
     Mr. Rogers -- $8,263; (ii) premiums paid by the Company for life insurance policies, any proceeds of which are payable to the respective beneficiaries designated by the named executive officers: Mr. Carmody -- $3,158; Mr. Gundeck -- $-0-; Mr. Downer -- $1,746; Mr. LeFeber -- $1,522; and Mr. Rogers -- $1,472; and (iii) Company contributions to the American Business Products, Inc. Executive Retirement Plan: Mr. Gundeck -- $3,330.

     All Other Compensation paid during fiscal 1992 is comprised of contributions to both the Company's Profit Sharing Plan and the the Company's Stock Bonus Plan.

OPTIONS

     Table 2 sets forth information regarding the number and terms of stock options granted to the named executive officers during the fiscal year ended December 31, 1993. In addition, in accordance with the rules and regulations of the Commission, set forth is the potential realizable value of each option granted, calculated using the 5% and 10% option pricing model.

                   TABLE 2: OPTION GRANTS IN LAST FISCAL YEAR

                               INDIVIDUALS GRANTS
- --------------------------------------------------------------------------------

                                                                                                      POTENTIAL
                                                                                                     REALIZABLE
                                                                                                  VALUE AT ASSUMED
                                                                                                   ANNUAL RATES OF
                                             % OF TOTAL                                              STOCK PRICE
                                              OPTIONS                                             APPRECIATION FOR
                        NUMBER OF            GRANTED TO      EXERCISE OR                             OPTION TERM
                  SECURITIES UNDERLYING     EMPLOYEES IN     BASE PRICE                          -------------------
     NAME         OPTIONS GRANTED(#)(1)     FISCAL YEAR       ($/SH)(2)      EXPIRATION DATE      5%($)      10%($)
- --------------    ---------------------     ------------     -----------     ----------------    -------     -------
T. R. Carmody             4,000                 10.78           24.25             6/9/03          61,000     154,600
R. W. Gundeck             2,000                  5.39           24.25             6/9/03          30,500      77,300
W. C. Downer              1,200                  3.23           24.25             6/9/03          18,300      46,380
R. A. LeFeber             1,000                  2.69           24.25             6/9/03          15,250      38,650
B. Rogers                 1,000                  2.69           24.25             6/9/03          15,250      38,650

- ---------------

(1) Total number of options granted to employees during fiscal 1993 was 37,100.
(2) Options are accompanied by a reload option feature and become exercisable in increments of 25% per year (cumulative) beginning June 9, 1994.

     Table 3 sets forth option exercises by the named executive officers during the fiscal year ended December 31, 1993, including the aggregate value of gains on the date of exercise. The table also sets forth (i) the number of shares covered by options (both exercisable and unexercisable) as of December 31, 1993 and (ii) the respective value for "in-the-money" options, which represents the positive spread between the exercise price of existing options and the fair market value of the Company's Common Stock at December 31, 1993.

      TABLE 3: AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
                             YEAR-END OPTION VALUES

                                                                               FISCAL YEAR-END
                                                       ---------------------------------------------------------------
                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                       EXERCISES DURING YEAR                 OPTIONS AT FISCAL              IN-THE-MONEY OPTIONS AT
                  --------------------------------              YEAR END(#)                  FISCAL YEAR END($)(1)
                  SHARES ACQUIRED        VALUE         -----------------------------     -----------------------------
     NAME         ON EXERCISE(#)      REALIZED ($)     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
- --------------    ---------------     ------------     -----------     -------------     -----------     -------------
T. R. Carmody          1,900             18,555           6,063            10,187           45,053           30,368
R. W. Gundeck              0                 --           2,050             3,550           14,108            7,863
W. C. Downer               0                 --           3,408             3,027           24,007            9,871
R. A. LeFeber              0                 --           2,760             3,137           31,109           12,534
B. Rogers              3,750             54,312           1,413             3,137            9,917           12,534

- ---------------

(1) Exercisable and unexercisable options granted on June 2, 1992 and held by Messrs. Carmody, Gundeck, Downer, LeFeber and Rogers were not "in-the-money" at December 31, 1993.

SUPPLEMENTAL RETIREMENT INCOME PLAN

     The Supplemental Retirement Income Plan covers certain key executives of the Company and its subsidiaries who are designated by the Board of Directors of the Company. Upon retirement, a vested participant generally will receive fixed monthly cash payments for life, with guaranteed payments to the participant or his beneficiary for a minimum of 15 years. Annual payments generally are equal to 50% of the highest annual compensation (base salary plus bonus) paid to the participant during the last three years in which the participant received his annual salary prior to reaching age 62, but amounts payable under the plan are subject to dollar limits set by the Board for each participant. Similar death benefits and disability benefits (with specified reductions) are payable beginning on the date of death or disability, respectively, if the participant dies prior to age 62 or becomes disabled. A participant is fully vested once (i) he attains age 62; (ii) the sum of his age and years of service equals or exceeds 75 years and he has attained at least age 60 while employed by the Company or any of its subsidiaries; (iii) if prior to retirement he dies or suffers total and permanent disability; (iv) if his employment is involuntarily terminated for a reason other than cause; or (v) upon a change in control of the Company. A participant whose employment is voluntarily terminated between the ages of 55 and 60 is partially vested if the sum of his age and years of service exceeds 75. A participant terminated involuntarily for a reason other than for cause is treated as if he remains employed until his retirement (age 60 or 62, at the participant's election). Mr. Carmody is vested in benefits of $150,000 per year under the plan and Mr. Rogers is vested in benefits of $50,000 per year under the plan.

DEFERRED COMPENSATION INVESTMENT PLAN (EXECUTIVES)

     The Deferred Compensation Investment Plan (Executives) covers certain key executives of the Company and its subsidiaries as designated by the Board of Directors of the Company. Under the plan, each participant elected to defer a specified amount of his 1985 annual compensation to be invested in the plan. The Company has invested the deferred funds in life insurance contracts. Under the plan, the Company may change its investments at any time. The maximum annual amount of benefit payable to a fully vested participant is specified in the participant's joiner agreement with the Company but may be reduced due to certain adverse changes in federal income tax provisions. A participant's vested benefit will never fall below the amount of the deferral, plus interest compounded at an annual rate of 12% (accrued to age 62).

     A participant is fully vested in the amount of his benefit (i) once he attains age 60 while actively employed by the Company or any of its subsidiaries; (ii) if prior to retirement, once he suffers total and permanent disability or dies; or (iii) upon a change in control of the Company. If a participant dies before actual retirement, the participant's beneficiary will receive equal monthly installments of the participant's benefit over a 15 year period. If a participant dies after payments commence, his benefit will be payable to his beneficiary for the remainder of the 15 year payment period. A participant may elect to receive his vested benefit as early as age 60 but such benefit will be actuarially reduced for each month that payments begin before age 62. If a participant voluntarily terminates his employment between ages 55 and 60 for reasons other than death or disability, he will receive a lump-sum distribution equal to the amount of compensation he has deferred, plus interest accrued at the annual compound rate of 15%. If a participant commits suicide within two years after becoming a participant, goes into competition with the Company or voluntarily terminates his employment before attaining age 55, he will receive a lump-sum distribution equal to the amount of his deferral, plus interest accrued at the annual compound rate of 12%. A participant whose employment is involuntarily terminated for a reason other than cause will be 100% vested in his benefit, which will be payable at age 60 or 62 as if he retired or, at his election, in a single lump-sum payment with interest accrued at the annual compound rate of 15%.

     Mr. Carmody is vested in benefits of $55,800 per year under the plan and Mr. Rogers is vested in benefits of $32,400 per year under the plan.

COMPENSATION AND NOMINATING COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This report by the Compensation and Nominating Committee (the "Committee") of the Board of Directors discusses its compensation objectives and policies applicable to the Company's executive officers. The report specifically reviews the Committee's judgment in setting the compensation for the Company's President and Chief Executive Officer as reported in the Summary Compensation Table and generally with respect to all executive officers. The Committee is composed entirely of independent, non-employee directors.

     The Securities and Exchange Commission requires that all compensation committees discuss how the companies that they serve intend to deal with the newly enacted cap on the deductibility of compensation over $1 million for proxy-named executive officers. Given the Company's current level of executive compensation, it is not now necessary to consider this issue.

     EXECUTIVE OFFICER COMPENSATION. The Company's compensation programs for its executive officers are intended to create a direct relationship between the level of compensation paid to executives and the Company's current and long-term level of performance. The Committee believes that this relationship is best implemented by providing a compensation package consisting of separate components, all of which are designed to enhance the Company's overall performance. These components are base salary, short-term incentive compensation and long-term incentive compensation.

     BASE SALARIES. In setting base salaries for the executive officers, the Committee considers survey-derived data concerning compensation paid by other bonus-paying companies similar in size to the Company that manufacture nondurable goods. While some of the companies identified in the performance graph peer group participate in these surveys, the Committee believes its competitors for executive talent are broader than this group. As a matter of policy, base salaries are targeted at the 50th percentile of comparable companies. The competitive base salary levels provide the Committee a reference of competitive pay while allowing them to approve base salaries slightly above or below the survey-derived pay on the basis of individual experience, performance and responsibilities. Performance is determined by the President and Chief Executive Officer's evaluation of how well each executive officer has fulfilled his or her responsibilities, taking into account actual performance as compared to the financial goals established for the Company. The Committee annually reviews the survey methodology and approves competitive pay levels for the executive officers; these pay levels are used by the President and Chief Executive Officer for recommending salary levels for those executives reporting directly to him. These recommendations are considered by the Committee as it sets the base salaries for the executive officers.

     SHORT-TERM INCENTIVE COMPENSATION. Under the Company's Annual Management Incentive Bonus Plan (the "Bonus Plan"), the Company's executive officers and other key employees have the opportunity to earn annual performance bonuses. A threshold return of 9% on stockholders' equity must be achieved before any bonuses are paid regardless of individual or business unit performance.

     The 1993 bonuses paid were based on the following factors: Company sales revenues of $486,139,000; profit margin of 3.4%; net income of $16,683,000; and attainment of discretionary individual goals. The financial measures account for between 20% and 60% of an executive's bonus and the achievement of individual goals accounts for the remainder.

     The annual performance goals for the Company and each executive officer are recommended at the beginning of the fiscal year by the President and Chief Executive Officer and approved by the Committee. If performance goals are met or exceeded, the executives reporting to the President and Chief Executive Officer could earn from 12.5% to 37.5% of base salary. Actual awards to these officers in 1993 averaged 17.01% of base salary and are reflected in "Executive Compensation -- General -- Table 1: Summary Compensation Table."

     LONG-TERM INCENTIVE COMPENSATION. The Company's long-term incentive compensation plan, based upon the Company's 1981 and 1991 Stock Option Plans, promotes ownership of the Company's Common Stock, providing a common interest between the shareholders of the Company and executive officers. In establishing a long-term incentive compensation plan, the Committee concluded that target incentive compensation opportunities should be established and award payments should be directly linked to the performance of the Company and the contribution of the individual.

     Options, usually issued annually, have an exercise price equal to the fair market value of the shares on the date of grant and, to encourage a long-term perspective, have an exercise period of ten years. The number of shares granted to executive officers is based on the review of comparable grant levels by the Committee, which is charged with administering the plans. Stock options granted to the named executive officers during the fiscal year ended December 31, 1993 and year-end option values are reflected in "Executive Compensation --
Options -- Table 2: Option Grants in Last Fiscal Year and Table 3: Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values."

     CHIEF EXECUTIVE OFFICER COMPENSATION. The compensation of the Company's President and Chief Executive Officer is consistent with the compensation philosophy of the Company to pay at the 50th percentile of similar companies. In determining the size of the base salary component of Mr. Carmody's compensation, the Committee considers competitive industry pay practices, the Company's performance, and Mr. Carmody's contribution to that performance. Because Mr. Carmody's base salary is significantly below the 50th percentile level, the Committee approved an increase for him of approximately 9.4% for fiscal 1993, increasing his base salary to $350,000.

     In addition to his base salary, Mr. Carmody is eligible to receive annual incentive compensation pursuant to the Bonus Plan. Annual goals for Mr. Carmody are established by the Committee at the beginning of each fiscal year, and are based on the same factors as are bonuses for all executive officers. The annual bonus award has a significant effect on Mr. Carmody's total annual compensation. For instance, in 1992, and again in 1993, the bonus award was lower than it was in the previous year, reflecting results that were not what the Company expected. Mr. Carmody's bonus award for 1993 was significantly less than that of the previous year and his base salary and bonus combined were $28,000 less than in 1992.

     Mr. Carmody also is entitled to receive long-term incentive compensation pursuant to the 1981 and 1991 Stock Option Plans. The Committee, in its sole discretion, determines the amount of any award to be granted to Mr. Carmody.

     The Committee believes the total compensation program for Mr. Carmody is competitive with that provided by comparable companies, is commensurate with the responsibilities of his office and reflects his personal contributions to the Company's performance.

     Compensation and Nominating Committee: John E. Aderhold (Chairman), F. Duane Ackerman, Hollis L. Harris and G. Harold Northrop.

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on Common Stock of the Company with the cumulative total return of companies on the Standard & Poor's 500 Stock Index and on a peer group index.

                        AMERICAN BUSINESS PRODUCTS, INC.
                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                       VS. S&P 500 AND PEER GROUP INDICES

VALUE OF INVESTMENT ($)

                            AMERICAN
                            BUSINESS
   MEASUREMENT PERIOD       PRODUCTS,
  (FISCAL YEAR COVERED)       INC.      PEER GROUP     S&P 500
12/31/88                    $100         $100         $100
12/31/89                    $106         $116         $132
12/31/90                    $102         $188         $128
12/31/91                    $217         $104         $166
12/31/92                    $227         $104         $179
12/31/93                    $210         $133         $197

Assumes $100 invested on December 31, 1988 in the Company's common stock, S&P 500 Index, and peer group index and also assumes dividend reinvestment. The peer group index is composed of the following companies: Duplex Products Inc., Ennis Business Forms, Inc., Moore Corporation Limited, New England Business Service, The Reynolds and Reynolds Company, The Standard Register Company and Wallace Computer Services, Inc.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 and regulations of the Securities and Exchange Commission thereunder require the Company's executive officers and directors and persons who own more than ten percent of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Executive officers, directors and persons owning more than ten percent of the Company's Common Stock are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations that no other reports were required for those persons, the Company believes that, during the fiscal year ended December 31, 1993, all filing requirements applicable to its executive officers, directors, and owners of more than ten percent of the Company's Common Stock were complied with.

               PROPOSAL 2 -- AMENDMENT OF 1991 STOCK OPTION PLAN

     In 1991, the shareholders of the Company approved the 1991 Stock Option Plan (the "1991 SOP") pursuant to which the Company may grant stock options intended either to qualify as "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "IRC") or not to qualify as ISOs ("Non-ISOs") and stock appreciation rights ("SARs") to key employees of the Company and its subsidiaries. ISOs and Non-ISOs are hereinafter referred to as "Options."

     The Board of Directors believes that the 1991 SOP is a key element of the Company's executive compensation program because stock-based compensation promotes the identity of long-term interests between the Company's key employees and its shareholders. In addition, stock-based compensation aids the Company in attracting and retaining key employees and in stimulating the efforts of such employees for the success of the Company and its subsidiaries.

     Under the 1991 SOP, Options are generally exercisable for a ten-year term, but cease to be exercisable before the end of their term in the event of an optionee's termination of employment for any reason other than retirement, disability or death. The Board of Directors believes it is in the best interests of the Company and its shareholders to provide greater flexibility to optionees upon retirement from employment with the Company to exercise vested options. The proposed amendment to the 1991 SOP will not increase the maximum number of shares covered by Options granted to optionees or affect the option exercise price, which will remain fixed as of the date Options are granted. The purpose of the proposed amendment to the 1991 SOP is to recognize that vested Options represent a benefit already earned under the 1991 SOP, that an optionee's efforts during employment with the Company may affect the price of the Company's Common Stock following termination of employment, and any increase in the price of the Common Stock during that period that may be recognized by the optionee upon exercise of a vested Option is appropriate compensation for such efforts. The Board of Directors therefore has approved, subject to the approval of the shareholders, an amendment to the 1991 SOP to extend the exercise period for Options granted under the 1991 SOP for up to ten years (or, if shorter, the balance of their term) following an optionee's retirement under the terms of the Company's qualified retirement plans. In no event, however, will the exercise period be extended beyond the original term of an option granted pursuant to the 1991 SOP.

     A description of the terms of the existing 1991 SOP and the proposed amendment to the 1991 SOP is set forth below. These descriptions do not purport to be complete and are subject to, and qualified in their entirety by reference to, the text of the 1991 SOP and the proposed amendment thereto as set forth in Exhibit A to this Proxy Statement.

1991 STOCK OPTION PLAN

     Subject to the anti-dilution provisions of the 1991 SOP, the 1991 SOP provides that the Committee may grant Options and SARs (collectively, "Stock Rights") with respect to a maximum aggregate of 300,000 shares of Common Stock, less any shares issued by the Company to pay for SARs exercised by participants. Key employees of the Company and its subsidiaries, including officers and directors who are otherwise employees, are eligible for consideration for the granting of Stock Rights by the Compensation and Nominating Committee of the Board of Directors of the Company (the "Committee"), which administers the 1991 SOP. Approximately 100 persons currently are eligible to participate in the 1991 SOP.

     Options granted under the 1991 SOP represent rights to purchase shares of Common Stock of the Company within a fixed period of time and at a specified price per share (the "option price"). The option price of each share of Common Stock subject to an Option will be determined by the Committee. However, the option price may not be less than 100% (110% for shares subject to an Option granted to an optionee who owns more than 10% of the total combined voting power of all classes of stock of the Company or one of its subsidiaries) of the fair market value of the Common Stock at the time the Option is granted.

     Each Option granted under the 1991 SOP may be exercised on such dates, during such periods for such number of shares as determined by the Committee. The term of any Option will be determined by the Committee, but the term may not exceed ten years from the date of grant (or five years in the case of ISOs granted to optionees who own more than 10% of the total combined voting power of all classes of outstanding stock of the Company or one of its subsidiaries). Generally, no Option may be exercised for at least 12 months after the date of grant.

     Options are exercisable in increments of 25% per year (cumulative), beginning after one full year of continued employment with the Company or a subsidiary following the grant of the Option. Upon the exercise of an Option, payment of the option price must be made in full in cash or in shares of Common Stock already owned by the optionee or in a combination of cash and shares.

     In the discretion of the Committee, any Option may be accompanied by rights to a reload Option. A reload Option may be granted to an optionee who pays for exercise of all or part of an Option with shares of Common Stock and represents an additional option to acquire the same number of shares of Common Stock as is used by the optionee to pay for the original Option. A reload Option is subject to all of the same terms and conditions as the original Option, except that the option price for the reload shares will be the fair market value per share of the Common Stock at the time the reload Option is granted.

     The Committee may grant SARs in tandem with the grant of any Option under the 1991 SOP. SARs entitle the holder to receive, upon the surrender of the related Option (or portion thereof), an amount equal to the excess of the fair market value of the shares of Common Stock subject to such Option (or portion thereof) over the option price of such shares. SARs may be exercised with respect to a maximum of 25% of the exercisable Option shares. SARs relating to an ISO must be granted concurrently with the grant of the ISO. No SARs may terminate later than the termination of the underlying Option.

     Upon the termination of an optionee's employment with the Company and its subsidiaries for any reason other than retirement, disability or death, any Option held by an optionee generally will terminate as of the date of termination of employment. If the optionee terminates employment due to a change of control of the

Company, the Option shall terminate three months following the date of such termination of employment. If an optionee acquires shares of Common Stock by exercising his Options and his employment terminates within one year after such exercise for any reason other than death, disability or retirement, the Company may require the optionee to sell such shares back to the Company at the option price paid by the optionee.

     If an optionee retires from employment with the Company (including its subsidiaries) either as a result of becoming permanently and totally disabled or under the terms of a qualified retirement plan of the Company, any Option held by such optionee generally must be exercised within the earlier to occur of the expiration date of the Option or three months (or one year, in the event of disability) following the date of such retirement. The optionee may exercise the Option only to the extent that the Option was exercisable on the date of the optionee's retirement or registration unless the Committee, in its sole discretion, accelerates the vesting of the Option.

     If an optionee dies while in the employ of the Company (including its subsidiaries), or within three months after the date of his termination of employment due to retirement or termination due to disability, any Option granted to him may be exercised by his personal representatives, heirs or legatees on or before the earlier to occur of the expiration date of the Option or one year following the date of his death, to the extent that the Option would have been exercisable by the optionee at such time.

     In the event of a change of control of the Company, all Stock Rights become immediately exercisable for the full number of shares, the resale of stock requirement will not apply to exercises thereafter, and the term of each Option will be extended for three months following the optionee's termination of employment for reasons other than death, disability or retirement (providing such extension will not cause an ISO to exceed its maximum legal term).

1991 STOCK OPTION AMENDMENT

     The amendment to the 1991 SOP would extend the period during which an Option may be exercised following an optionee's retirement (pursuant to the terms of the Company's qualified retirement plans) for the balance of the term of the Option, which may be up to ten years. In no event, however, would the amendment extend the post-retirement exercise period beyond the original term of the Option. Further, to the extent an ISO is not exercised within three months of the date of termination of employment, it would convert to a Non-ISO for tax treatment purposes. The amendment would apply both to outstanding Option grants and to future grants.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the consequences under the IRC in effect on the date hereof of the receipt or exercise of stock rights under the 1991 SOP. This summary is not intended to be exhaustive.

     INCENTIVE STOCK OPTIONS. An option holder has no tax consequences upon issuance or, generally, upon exercise of an ISO. An option holder will recognize income when he sells or exchanges the shares acquired upon exercise of an ISO. This income will be taxed at the applicable capital gains rate if the sale or exchange occurs after the expiration of the requisite holding periods. Generally, the requisite holding periods expire two years after the date of grant of the ISO and one year after the date of acquisition of the Common Stock pursuant to the exercise of the ISO.

     If an option holder disposes of the Common Stock acquired pursuant to exercise of an ISO before the expiration of the requisite holding periods, the option holder will recognize compensation income in an amount equal to the difference between the option price and the lesser of (i) the fair market value of the shares on the date of exercise and (ii) the price at which the shares are sold. This amount will be taxed at ordinary income rates. If the sale price of the shares is greater than the fair market value on the date of exercise, the difference will be recognized as gain by the option holder and taxed at the applicable capital gains rate. If the sale price of the shares is less than the option price, the option holder will recognize a capital loss equal to the excess of the option price over the sale price.

     The use of shares acquired upon exercise of an ISO to pay the option price of another option will be considered a disposition of the shares. If the disposition occurs before the expiration of the requisite holding periods, the option holder will have the same tax consequences as described above. If the option holder transfers any such shares after holding them for the requisite holding periods or transfers shares acquired pursuant to exercise of a Non-ISO or on the open market, he generally will not recognize any income upon the exercise. Whether or not the transferred shares were acquired pursuant to an ISO and regardless of how long the option holder has held such shares, the basis of the new shares received pursuant to the exercise will be computed in two steps. In the first step, a number of new shares equal to the number of shares tendered (in payment of the option's exercise) is considered exchanged under IRC sec.1036 and the rulings thereunder; these new shares receive the same holding period and the same basis the option holder had in the tendered shares, if any, plus the amount included in income from the deemed sale of the tendered shares and the amount of cash or other nonstock consideration paid for the new shares, if any. In the second step, the number of new shares received by the option holder in excess of the tendered shares receives a basis of zero, and the option holder's holding period with respect to such shares commences upon exercise.

     An option holder may have tax consequences upon exercise of an ISO if the aggregate fair market value of shares of the Common Stock subject to ISOs which first become exercisable by an option holder in any one calendar year exceeds $100,000. If this occurs, the excess shares will be treated as though they are subject to a Non-ISO instead of an ISO.

     Finally, except to the extent that an option holder has recognized income with respect to the exercise of an ISO, the amount by which the fair market value of a share of the Common Stock at the time of exercise of the ISO exceeds the option price will be included in determining an option holder's alternative minimum taxable income and may cause the option holder to incur an alternative minimum tax liability in the year of exercise.

     There will be no tax consequences to the Company upon issuance or, generally, upon exercise of an ISO. However, to the extent that an option holder recognizes ordinary income upon exercise, the Company generally will have a deduction in the same amount.

     NONQUALIFIED STOCK OPTIONS. Neither the Company nor the option holder has income tax consequences from the issuance of Non-ISOs. Generally, in the tax year when an option holder exercises Non-ISOs, the option holder recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the option price for such shares. The Company generally will have a deduction in the same amount as the ordinary income recognized by the option holder in the Company's tax year in which or with which the option holder's tax year (of exercise) ends.

     If an option holder exercises a Non-ISO by paying the option price with previously acquired Common Stock, the option holder will recognize income (relative to the new shares he is receiving) in two steps. In the first step, a number of new shares equivalent to the number of shares tendered (in payment of the Non-ISO exercised) is considered to have been exchanged in accordance with IRC sec.1036 and the rulings thereunder, and no gain or loss is recognized. In the second step, with respect to the number of new shares acquired in excess of the number of shares tendered, the option holder will recognize income on those new shares equal to their fair market value less any nonstock consideration tendered. The new shares equal to the number of the older shares tendered will receive the same basis the option holder had in the older shares and the option holder's holding period with respect to the tendered older shares will apply to those new shares. The excess new shares received will have a basis equal to the amount of income recognized by the option holder by exercise, increased by any nonstock consideration tendered.

     STOCK APPRECIATION RIGHTS. At the time an SAR is granted, an option holder will recognize no taxable income, and there are no tax consequences to the Company. The option holder will recognize taxable income at the time the SAR is exercised in an amount equal to the amount of cash and the fair market value of the shares of the Common Stock received upon such exercise. The income recognized on exercise of an SAR will be taxable at ordinary income tax rates. The Company generally will be entitled to a deduction with respect to the exercise of an SAR in an amount equal to the amount of ordinary income recognized by the option holder upon such exercise.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE 1991 STOCK OPTION PLAN.

         PROPOSAL 3 -- ADOPTION OF THE AMERICAN BUSINESS PRODUCTS, INC.
                      1993 DIRECTORS STOCK INCENTIVE PLAN

GENERAL

     The Board of Directors of the Company has adopted the American Business Products, Inc. 1993 Directors Stock Incentive Plan (the "1993 DSIP"), in the form attached hereto as Exhibit B, subject to the approval by the shareholders of the Company. The 1993 DSIP is intended to further the growth and development of the Company by encouraging directors who are not otherwise employees of the Company or its subsidiaries to obtain a proprietary interest in the Company by owning its stock. The Company intends that the 1993 DSIP will provide such persons with an added incentive to continue to serve as directors of the Company and will stimulate their efforts in promoting the growth, efficiency and profitability of the Company. The Company also intends that the Plan will afford the Company a means of attracting to service on its Board persons of outstanding quality. The following summary of the principal features and effects of the 1993 DSIP does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the text of the 1993 DSIP as set forth in Exhibit B to this Proxy Statement.

ADMINISTRATION

     The 1993 DSIP will be administered and interpreted by those members of the Executive Committee of the Company who are not eligible to participate in the 1993 DSIP (the "Committee"). Subject to the express provisions of the 1993 DSIP, the Committee will have full authority to interpret the 1993 DSIP and to determine the terms and provisions of the instruments by which grants of nonqualified stock options ("Options") and awards of restricted stock ("Restricted Stock") (collectively, "Stock Rights") are evidenced.

SHARES AVAILABLE

     A maximum of 150,000 shares of the Company's Common Stock have been reserved in connection with the issuance of Stock Rights under the 1993 DSIP, subject to readjustment in accordance with the anti-dilution provisions of the plan. Shares underlying any Option granted under the 1993 DSIP that expires or terminates without having been fully exercised may be added to the Common Stock otherwise available for grants of Stock Rights under the 1993 DSIP.

     The receipt of Options by a director under the 1993 DSIP, and the number of shares subject to such Option, are based on individual elections made by eligible directors to forego all or a portion of retainer fees, as described below. The number of shares received pursuant to awards of Restricted Stock by directors are contingent upon initial election and the number of times a director is reelected to the Board of Directors, as described below. Accordingly, it is not possible to state the number of shares of Common Stock which will be received by eligible directors as a group.

ELIGIBILITY

     Directors who are not otherwise compensated employees of the Company or its subsidiaries are eligible to receive Stock Rights under the 1993 DSIP. Nine directors currently are eligible to participate in the 1993 DSIP.

OPTIONS

     ELECTION TO RECEIVE OPTION IN LIEU OF DIRECTOR'S RETAINER FEES. At least six months prior to the date of each annual shareholders meeting (and in any event at least six months prior to the date on which any Option is granted), each eligible director may submit to the Committee an irrevocable written election to receive an Option in lieu of all or any whole percentage of his director's retainer fee payable for the following year. Effective as of the date of each annual shareholders meeting, each eligible director who has elected to forego all or any percentage of his director's retainer fees for the following year in exchange for an Option will receive an Option to purchase Common Stock of the Company. The number of shares subject to the Option will be calculated by dividing the amount of the director's foregone retainer fees by one-half of the fair market value of the Common Stock on the date of grant.

     OPTION PRICE. The option price of each of the shares of Common Stock underlying each Option will be one-half of the fair market value of Common Stock on the date the Option is granted.

     TERM, VESTING AND EXERCISE OF OPTION. The term of any Option granted under the 1993 DSIP commences on the date the Option is granted and expires three months following the tenth anniversary of the date the Option is granted. Generally, no Option may be exercised for at least 12 months after the date of grant. Upon a change in control of the Company, however, all Options become immediately exercisable for the full number of shares.

     An Option may be exercised for less than the full number of shares of Common Stock subject to such Option, but an Option may not be exercised for less than the lesser of (i) 100 shares or (ii) the total remaining shares of Common Stock subject to such Option. Upon exercise of an Option, payment must be made in full in cash or in shares of Common Stock already owned by the director or in a combination of cash and shares. Payment must equal the option price of the shares subject to the Option being exercised multiplied by the number of shares being purchased.

     TRANSFERS; TERMINATION OF EMPLOYMENT. Options granted under the 1993 DSIP will be nontransferable and nonassignable except at death. Except as set forth in the following two sentences, no Option will be exercisable unless the optionee thereof has been a director of the Company from the date the Option was granted until the date of exercise. If an optionee ceases to be a director of the Company for any reason during a year for which he has elected to forego all or some percentage of his director's retainer fees in exchange for an Option, prior to his earning his full director's retainer fee for that year, the portion of his Option for that year which is attributable to the unearned director's fees will be canceled. If an optionee ceases to be a director of the Company for any reason other than death, any Option or unexercised portion thereof granted to him which is otherwise exercisable will terminate on and will not be exercisable after the earlier of (i) the expiration date of the Option or
(ii) three months after the date the director ceases to be a director of the Company. In the event of the death of an optionee, any Option or unexercised portion thereof which is otherwise exercisable may be exercised by the executor or administrator of his estate at any time prior to the expiration of one year from the date of death of such director.

RESTRICTED STOCK AWARDS

     Each eligible director will receive an award or awards of Restricted Stock which will provide the recipient with immediate rights of ownership in the shares of Common Stock underlying the award. Awards of Restricted Stock are subject to such restrictions as specified by the Committee and are subject to forfeiture by the recipient until the earlier of (i) the time such restrictions lapse or are satisfied, or (ii) the time such shares are forfeited.

     NUMBER OF SHARES. Each eligible director will receive Restricted Stock in accordance with the following formula:

          1. As of the date of the initial approval of the 1993 DSIP by the shareholders, or if later, upon an eligible director's initial election to the Board, he will receive 200 shares of Restricted Stock.

          2. As of the date of the annual shareholders meeting which follows an employee director's (i.e., an ineligible director) retirement as an employee of the Company and continuance in his role as a director (therefore becoming an eligible director), he will receive 200 shares of Restricted Stock.

          3. As of the beginning date of each of his subsequent three-year terms as a director, he will receive 100 shares of Restricted Stock; provided, that upon the beginning date of his eighth three-year term, he will receive 200 shares of Restricted Stock.

     No director will receive more than 1,000 shares of Restricted Stock.

     RESTRICTIONS ON STOCK. A recipient of Restricted Stock generally will become vested and obtain a nonforfeitable interest in the Restricted Stock three years after the date of grant. However, if a director (i) becomes totally and permanently disabled; (ii) reaches age 70 and retires from service on the Board;
(iii) dies; or (iv) ceases to serve on the Board for any reason, the director will be deemed to be fully vested in the Restricted Stock.

     RIGHTS AS A SHAREHOLDER. Recipients of awards of Restricted Stock will have certain rights as a shareholder with respect to the Restricted Stock, including the right to vote the shares of Restricted Stock and to receive all dividends or other distributions paid or made with respect to the Restricted Stock; however, recipients shall not have the right to transfer, sell or assign the Restricted Stock until the lapse of the restrictions.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief description of the consequences under the IRC in effect on the date hereof of the receipt or exercise of stock rights under the Plan. This summary is not intended to be exhaustive.

     NONQUALIFIED STOCK OPTIONS. All Options granted under the 1993 DSIP will be Non-ISOs. Neither the Company nor the option holder has income tax consequences from the issuance of Non-ISOs. Generally, in the tax year when an option holder exercises Non-ISOs, the option holder recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the option price for such shares. The Company generally will have a deduction in the same amount as the ordinary income recognized by the option holder in the Company's tax year in which or with which the option holder's tax year (of exercise) ends.

     If an option holder exercises a Non-ISO by paying the option price with previously acquired Common Stock, the option holder will recognize income (relative to the new shares he is receiving) in two steps. In the first step, a number of new shares equivalent to the number of shares tendered (in payment of the Non-ISO exercised) is considered to have been exchanged in accordance with IRC sec.1036 and the rulings thereunder, and no gain or loss is recognized. In the second step, with respect to the number of new shares acquired in excess of the number of shares tendered, the option holder will recognize income on those new shares equal to their fair market value less any nonstock consideration tendered. The new shares equal to the number of the older shares tendered will receive the same basis the option holder had in the older shares and the option holder's holding period with respect to the tendered older shares will apply to those new shares. The excess new shares received will have a basis equal to the amount of income recognized by the option holder by exercise, increased by any nonstock consideration tendered.

     RESTRICTED STOCK. A holder of restricted stock will recognize income upon its receipt, but generally only to the extent that it is not subject to a substantial risk of forfeiture. If the restricted stock is subject to restrictions that lapse over a period of time, so that the holder becomes vested in the shares as the restrictions lapse, the holder will recognize income in the tax year that the shares become nonforfeitable. The income recognized will be equal to the fair market value of those shares, determined as of the time that the restrictions on those shares lapse. That income generally will be taxable at ordinary income tax rates. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the holder of the restricted stock.

     A holder of restricted stock may elect instead to recognize ordinary income for the taxable year in which he receives an award of restricted stock in an amount equal to the fair market value of all shares of restricted stock awarded to him (even if the shares are subject to forfeiture). That income will be taxable at ordinary income tax rates. At the time of disposition of the shares, a holder who has made such an election will recognize gain in an amount equal to the difference between the sales price and the fair market value of the shares at the time of the award. Such gain will be taxable at the applicable capital gains rate. Any such election must be made within 30 days after the transfer of the restricted stock to the holder. The Company will generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the holder at the time of his election.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ADOPT THE 1993 DIRECTORS STOCK INCENTIVE PLAN.

                  PROPOSAL 4 -- RATIFICATION OF APPOINTMENT OF
                            INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed the firm of Deloitte & Touche to continue as independent accountants of the Company for the fiscal year ending December 31, 1994 and has directed that such appointment be submitted to the shareholders of the Company for ratification at the Annual Meeting. Deloitte & Touche (formerly Deloitte Haskins & Sells) has served as independent accountants of the Company since 1969 and is considered by management of the Company to be well qualified. If the shareholders do not ratify the appointment of Deloitte & Touche, the Board of Directors will reconsider the appointment.

     Representatives of Deloitte & Touche will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1994.

                 SHAREHOLDER PROPOSALS FOR 1995 ANNUAL MEETING

     Shareholder proposals and director nominations intended to be presented at the 1995 Annual Meeting of Shareholders of the Company must be submitted to the Company in accordance with the procedures set forth in Article II, Section 1 and
Article III, Section 2, respectively, of the Bylaws of the Company. The effect of these provisions is that shareholders must submit such proposals and nominations in writing to the Company on or before November 17, 1994 in order for such matters to be included in the Company's proxy materials for, and voted upon at, the 1995 Annual Meeting. All such proposals and nominations should be submitted on or before such date by certified mail, return receipt requested, to the Secretary of the Company at 2100 RiverEdge Parkway, Suite 1200, Atlanta, Georgia 30328 (P. O. Box 105684, Atlanta, Georgia 30348).

             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders which properly may come before the Annual Meeting. However, if any other matter should be presented properly for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interests of the Company.

                                          By Order of the Board of Directors.


                                          /s/ DAWN M. GRAY
                                          ----------------
                                              DAWN M. GRAY
                                              Secretary

Atlanta, Georgia
March 15, 1994

                             ---------------------

     The Company's 1993 Annual Report, which includes audited financial statements, has been mailed to shareholders of the Company with these proxy materials. The Annual Report does not form any part of the material for the solicitation of proxies.

                                                                       EXHIBIT A

                                FIRST AMENDMENT
                                     TO THE
            AMERICAN BUSINESS PRODUCTS, INC. 1991 STOCK OPTION PLAN

     This First Amendment to the American Business Products, Inc. 1991 Stock
Option Plan (the "Plan") is made and entered into this      day of           ,
1994, by American Business Products, Inc. (the "Company").

     WHEREAS, at its meeting on December 8, 1993, the Board of Directors of the Company (the "Board") determined to amend to Plan to extend the post-retirement exercise period of options granted under the Plan, contingent upon shareholder approval;

     WHEREAS, Section 10 of the Plan provides that the Company may amend the Plan upon Board approval;

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Section 5(j)(ii) of the Plan shall be amended by deleting the subsection in its entirety and substituting in lieu thereof the following subsection:

          (ii) Upon an Optionee's retirement under the terms of one of the Company's qualified retirement plans, any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on and shall not be exercisable after the expiration date of such Option; provided, any ISO or unexercised portion thereof which remains unexercised on the date 3 months after the date on which such Optionee ceases to be an employee of the Company (including any Parent or Subsidiary) shall convert to a Non-ISO for the remainder of its exercise period. Upon an Optionee's termination of employment due to disability (as determined by the Compensation Committee in its sole discretion), any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on and shall not be exercisable after the earlier to occur of (a) the expiration date of such Option, or (b) 1 year after the date on which such Optionee ceases to be an employee of the Company (including any Parent or Subsidiary). Notwithstanding the above, the Compensation Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. An Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date such Optionee's employment ceases; provided, the Compensation Committee, in its discretion, may waive the vesting restrictions on exercise contained in Section 5(f).

     2. Except as specifically set forth herein, the terms of the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company has caused this First Amendment to the plan to be executed by its duly authorized officer as of the date first above written.

                                          AMERICAN BUSINESS PRODUCTS, INC.

                                          By:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

                        AMERICAN BUSINESS PRODUCTS, INC.
                             1991 STOCK OPTION PLAN

1. PURPOSE.

     The purpose of this 1991 Stock Option Plan (the "Plan") is to further the growth and development of American Business Products, Inc. (the "Company"), by encouraging employees (including officers and directors who are employees) of the Company and its subsidiaries to obtain a proprietary interest in the Company by owning its stock. The Company intends that the Plan will provide such persons with an added incentive to continue in the employ and service of the Company and its subsidiaries and will stimulate their efforts in promoting the growth, efficiency and profitability of the Company. The Company also intends that the Plan will afford the Company and its subsidiaries a means of attracting to its service persons of outstanding quality.

     It is further intended that part of the Plan qualify as an incentive stock option plan, and that any option granted in accordance with such portion of the Plan qualify as an incentive stock option ("ISO"), all within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The tax effects of any other stock option (a "Non-ISO") or stock appreciation rights ("SAR's") granted hereunder should be determined under Code Section 83. Unless otherwise specified, the term "Options" shall refer to both ISO's and Non-ISO's, and to any Reload Options (as described in Section 5(i) hereof) granted in connection therewith.

     The Company does not do business in, and does not do business with any person or group located in, South Africa. Investors and/or Plan participants may contact the Office of the Secretary of State, Room 100, 1230 J Street, Sacramento, California 95814, telephone (916) 327-6427, for information regarding the Company's current business dealings, if any, with South Africa.

2. ADMINISTRATION.

     (a) The Plan shall be administered and interpreted by the Compensation and Nominating Committee of the Board of Directors of the Company (the "Compensation Committee"). The Board of Directors, in accordance with the applicable provisions of the Company's By-Laws, shall appoint the Compensation Committee from among its nonemployee members to serve at the pleasure of the Board. The Board from time to time may remove members from, or add members to, the Compensation Committee and shall fill all vacancies thereon. The Compensation Committee shall be composed of three or more nonemployee directors; provided, during the time any director is serving on the Compensation Committee, he shall not be eligible to participate in the Plan [or any other discretionary stock plan of the Company or any parent or subsidiary corporation of the Company (as defined in Sections 424(e) and 424(f) of the Code, respectively, and hereinafter referred to as a "Parent" and "Subsidiary," respectively)], and he shall not have been eligible to participate in the Plan (or any other discretionary stock plan of the Company, a Parent or Subsidiary) during the 1-year period immediately prior to his serving on the Compensation Committee. Generally, this provision means that each member of the Compensation Committee (i) is not eligible to participate, and (ii) must not have been eligible to participate for the 1-year period immediately preceding the date he became a Committee member. This provision is intended to comply with the "disinterested persons rule" of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or any successor rule or regulation, and shall be interpreted and construed in a manner which assures compliance with said Rule. To the extent said Rule is modified to reduce or increase the restrictions on who may serve on the Compensation Committee, the Plan shall be deemed modified in a similar manner.

     (b) The Compensation Committee shall select one of its members as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Compensation Committee shall constitute a quorum, and all decisions and selections made by the Compensation Committee pursuant to the provisions of the Plan shall be made by a majority of its members who are present and voting at the meeting. The Compensation Committee shall keep minutes of its proceedings and shall report the same to the Board of Directors at its next succeeding meeting.

     (c) Subject to the provisions of the Plan, the Compensation Committee shall have the authority and sole discretion to determine and designate, from time to time, those persons eligible for a grant of Options under the Plan, those persons to whom Options are to be granted, the purchase price of the shares covered by any Options granted, the time or times at which Options shall be granted, whether any SAR's shall be granted in tandem with any Options, and the manner in and conditions under which Options or SAR's are exercisable (including, without limitation, any limitations or restrictions thereon). In making such determinations, the Compensation Committee may take into account the nature of the services rendered by the respective persons to whom Options may be granted, their present and potential contributions to the Company's success and such other factors as the Compensation Committee, in its sole discretion, shall deem relevant. Subject to the express provisions of the Plan, the Compensation Committee also shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the instruments by which Options shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.

     (d) In addition to such other rights of indemnification as they have as directors or as members of the Compensation Committee, the members of the Compensation Committee shall be indemnified by the Company against reasonable expenses (including, without limitation, attorneys' fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Options granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the By-Laws of the Company relating to indemnification of directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or members did not act in a manner he or they reasonably believed to be in or not opposed to the best interest of the Company.

3. STOCK.

     The stock reserved for issuance in accordance with and subject to the Options and other provisions of the Plan shall be authorized but unissued or reacquired shares of the $2.00 par value common stock of the Company (the "Common Stock"). Subject to readjustment in accordance with the provisions of
Section 7, the total number of shares of the Common Stock for which Options may be granted to persons participating in the Plan shall not exceed in the aggregate 300,000 shares of Common Stock, less any shares used as payment for SAR's pursuant to Section 6(a). Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired or terminated Option again may become subject to Options under the Plan.

4. ELIGIBILITY TO RECEIVE OPTIONS; TYPE OF OPTIONS.

     (a) Except as provided in subsections (b) and (c) hereof, the persons eligible to receive Options hereunder shall be key employees (including officers whether or not they also are directors, but excluding directors who are not otherwise employees) of the Company and its Subsidiaries. The Compensation Committee from time to time may select such persons (from that group specified above) to whom Options are to be offered and granted hereunder; such selected persons hereinafter are referred to individually as "Optionee" and collectively as "Optionees".

     (b) No director shall be eligible to receive any Options (i) during the period he is serving on the Compensation Committee, or (ii) during the 1-year period prior to the date he is to begin serving on the Compensation Committee.

     (c) The Compensation Committee may grant, at any time, new Options to a person who previously has received Options, whether such Options still are outstanding, previously have been exercised in whole or in part, have expired or are cancelled in connection with the issuance of new Options. The purchase price of any new Options may be established by the Compensation Committee without regard to any existing Option Price (as described below).

5. TERMS AND CONDITIONS OF OPTIONS.

     Options may be granted to Optionees from time to time and at such times as may be authorized by the Compensation Committee. Subject to the provisions hereinafter set forth, each Option granted under the Plan shall be designated either as an ISO or a Non-ISO. In addition, pursuant to the terms of Section 6, the Compensation Committee may grant SAR's in tandem with any Option. In its authorization of the granting of an Option hereunder, the Compensation Committee shall specify the name of the Optionee, the number of shares of stock subject to such Option, whether such Option is an ISO or a Non-ISO and whether such Option shall be accompanied by SAR's. The Compensation Committee then shall prepare a written agreement, executed and dated by the Company, evidencing such Option (the "Option Agreement") and setting forth the terms and conditions of such Option; provided, an Option Agreement evidencing both an ISO and a Non-ISO shall identify clearly the status and terms of each Option. The Compensation Committee shall present such Option Agreement to the Optionee. Upon execution of such Option Agreement by the Optionee, such Option shall be deemed to have been granted effective as of the date of grant specified in subsection (c)(i) hereof. The failure of the Optionee to execute the Option Agreement within 30 days after the date of the receipt of same shall render the Option Agreement and the underlying Option null and void ab initio. Option Agreements and the Options granted thereby shall comply with and be subject to the following terms and conditions:

          (a) Optionee and Number of Shares. Each Option Agreement shall state the name of the Optionee and the total number of shares of the Common Stock to which it pertains.

          (b) Employment. Each Optionee shall agree to remain in the employ of, and to render such services to, the Company or a Parent or a Subsidiary for such period and pursuant to such terms, as the Compensation Committee may require in the Option Agreement; provided, such Agreement shall not impose upon the Company or a Parent or a Subsidiary any obligation to retain the Optionee in its employ for any period.

          (c) Option Price.

             (i) The purchase price of the shares of Common Stock underlying each Option (the "Option Price") shall be determined by the Compensation Committee, which determination shall be final, binding and conclusive; provided, in no event shall the Option Price of any Option be less than 100 percent (110 percent in the case of ISO's granted to Optionees who own more than 10 percent of the voting power of all classes of stock of the Company, a Parent or a Subsidiary) of the fair market value of the Common Stock on the date the Option is granted. Upon execution of an Option Agreement by both the Company and Optionee, the date on which the Compensation Committee granted the Option shall be considered the date on which such Option is granted; provided, any Option granted (pursuant to an executed Option Agreement) to a prospective employee of the Company or a Subsidiary prior to the commencement of his employment shall be deemed to be granted on, and shall become effective on, the first day of employment.

             (ii) The fair market value per share of the Common Stock on any particular date shall be the closing sale price of the Common Stock as reflected on the New York Stock Exchange (the "NYSE") on the last day the Common Stock trades on the NYSE prior to such date. If, for any reason, the fair market value per share of the Common Stock cannot be ascertained or is unavailable for a particular date, the fair market value of such stock shall be determined as of the nearest preceding date on which such fair market value can be ascertained pursuant to the terms hereof.

          (d) Terms of Options. Terms of Options granted under the Plan shall commence on the date of grant and shall expire on such date as the Compensation Committee may determine for each Option; provided, in no event shall any Option be exercisable after 10 years (5 years in the case of Options granted to Optionees who own more than 10 percent of the voting power of all classes of stock of the Company, a Parent or a Subsidiary) from the date the Option is granted. Any Reload Option granted pursuant to
     Section 5(i) hereof shall expire as of the date of expiration of the original Option with respect to which such Reload Option is granted. No Option shall be granted hereunder after 10 years from the earlier of the date the Plan is approved by the shareholders or is adopted by the Board of Directors.

          (e) ISO's Converted to Non-ISO's. In the event any part or all of an ISO granted under the Plan at any time fails to satisfy all of the requirements of an incentive stock option, then such ISO shall be split into an ISO and Non-ISO so that the portion of the Option, if any, that still qualifies as an incentive stock option shall remain an ISO, and the portion that does not qualify as an incentive stock option shall become a Non-ISO. Such split of an ISO into an ISO portion and a Non-ISO portion shall be evidenced by one or more Option Agreements, as long as each Option is identified clearly as to its status as an ISO or Non-ISO.

          (f) Terms of Exercise.  Subject to the terms of this Section and
     Section 4, the Compensation Committee may specify the terms pursuant to which each Option may be exercised. Each Option shall become exercisable in such installments (which need not be equal and which may or may not correspond to a vesting schedule specified by the Compensation Committee) and at such times as designated by the Compensation Committee; provided, notwithstanding anything herein to the contrary, no Option, or portion thereof, or related SAR may be exercised until the expiration of the holding period described in subsection (l) hereof. Options shall become exercisable in increments which may be cumulative but which shall not exceed in any 1 year 25 percent of the number of shares subject to the Option, and no Option shall become exercisable except following expiration of 1 year of continued employment immediately following the date upon which the Option is granted. This means that an Option may become exercisable for a maximum number of shares equal to (i) after one year of such continued employment, 25 percent of the number of shares initially subject to the Option; (ii) after 2 years of such continued employment, 50 percent of the number of shares initially subject to the Option; (iii) after 3 years of such continued employment, 75 percent of the number of shares subject to the Option; and (iv) after 4 years of such continued employment, 100 percent of the number of shares initially subject to the Option. Notwithstanding the above, all Options shall become immediately exercisable for 100 percent of the number of shares subject to the Options upon a Change in Control (as defined in Section 8 hereof).

          (g) Method of Exercise. All Options granted hereunder shall be exercised by written notice directed to the Secretary of the Company at its principal place of business or to such other person as the Compensation Committee may direct. Each notice of exercise shall identify the Option that the Optionee is exercising (in whole or in part) and shall be accompanied by payment of the Option Price for the number of shares specified in such notice and by any documents required by Section 9(a). The Company shall make delivery of such shares within a reasonable period of time; provided, if any law or regulation requires the Company to take any action [including, but not limited to, the filing of a registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and causing such registration statement to become effective] with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action. In the event an Optionee exercises both an ISO and a Non-ISO, separate certificates shall be issued to such Optionee for the ISO and Non-ISO shares.

          (h) Medium and Time of Payment.

             (i) The Option Price shall be payable upon the exercise of the Option in an amount equal to the number of shares then being purchased times the per share Option Price. Payment, at the election of the Optionee [or his successors as provided in Section 5(j)(iii)], shall be
        (A) in cash; (B) by delivery to the Company of a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank (or guaranteed or notarized in such other manner as the Compensation Committee may require); or (C) by a combination of (A) and (B). Notwithstanding the foregoing, an Optionee must have held any shares of Common Stock used to pay the Option Price for at least 6 months prior to the date such payment is made. In the event of any payment by delivery of shares of the Common Stock, such shares shall be valued on the basis of the fair market value of the Common Stock on the date of exercise. Fair market value shall be determined in the manner provided in Section 5(c)(ii) (dealing with determining Option Price). If the Optionee makes payment by delivery of shares of the Common Stock, the value of such Common Stock shall be less than or equal to the total Option Price payment. If the Optionee delivers Common Stock with a value that is less than the total Option Price, then such Optionee shall pay the balance of the total Option Price in cash.

             (ii) In addition to the payment of the purchase price of the shares then being purchased, an Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to the amount, if any, which the Company at the time of exercise is required to withhold under the income tax withholding provisions of the Code and of the income tax laws of the state of the Optionee's residence.

          (i) Reload Options. At the time of granting any ISO or Non-ISO hereunder, the Compensation Committee shall designate, in its discretion, whether such ISO or Non-ISO shall be accompanied by a "Reload Option". A "Reload Option" shall be an Option that is granted (i) to an Optionee who pays for exercise of all or part of such ISO or Non-ISO with shares of the Common Stock pursuant to subsection 5(h) hereof, (ii) for the same number of shares as is exchanged in payment for the exercise of such ISO or Non-ISO; (iii) as of the date of such payment, and (iv) subject to all of the same terms and conditions as such ISO or Non-ISO; provided, the Option Price for shares subject to the Reload Option shall be determined pursuant to Section 5(c) hereof on the basis of the fair market value of such shares on the date the Reload Option is granted. In addition, the Compensation Committee, in its discretion, may grant one or more successive Reload Options to an Optionee who pays for exercise of a Reload Option with shares of the Common Stock. In no event shall the term of any Reload Option extend beyond the original term of the ISO or Non-ISO with respect to which such Reload Option was granted.

          (j) Effect of Termination of Employment or Death. Except as provided in parts (i), (ii) and (iii) of this subsection, no Option shall be exercisable unless the Optionee thereof shall have been an employee (including an officer, but excluding a director who otherwise has not been an employee) of the Company and/or a Parent or a Subsidiary from the date of the granting of the Option until the date of exercise; provided, the Compensation Committee, in its sole discretion, may waive the application of this Section 5(j) with respect to any Non-ISO's granted hereunder and, instead, may provide an expiration date or dates in a Non-ISO Option Agreement.

             (i) In the event an Optionee during his life ceases to be an employee of the Company (including any Parent or Subsidiary) for any reason other than retirement under the terms of one of the Company's qualified retirement plans, disability or death, any Option or unexercised portion thereof granted to him shall terminate on and shall not be exercisable after the earlier to occur of (a) the expiration date of the Option, or (b) termination of employment; provided, the Compensation Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner, and may provide that, if employment is terminated by the Company because of an act or acts by an Optionee involving fraud, dishonesty, theft, embezzlement or the like, no portion of such Optionee's Option shall be exercisable after the Company gives notice to such Optionee of termination of employment. For purposes of the preceding sentence, an Optionee's resignation in anticipation of termination of employment by the Company because of an act or acts of the type listed after the semicolon in the preceding sentence shall constitute a notice of termination by the Company. Notwithstanding the foregoing, in the event that an Optionee's employment terminates for a reason other than death, disability or retirement (as provided in the preceding sentence) at any time after a Change in Control, the term of all Options shall be extended through the 3-month period immediately following the date of such termination; provided, this extension shall apply to ISOs only to the extent it does not cause the term of such ISOs to exceed the maximum term permitted under Code Section 422 or does not cause such ISOs to lose their status as incentive stock options. Prior to the earlier of the dates specified in the first sentence of this subsection (5)(j)(i), the Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date of termination of employment. The question of whether an authorized leave of absence or absence for military or government service or for any other reason shall constitute a termination of employment for purposes of the Plan shall be determined by the Compensation Committee, which determination shall be final and conclusive.

             (ii) Upon an Optionee's retirement under the terms of one of the Company's qualified retirement plans or the termination of an Optionee's employment due to disability, as determined by the Compensation Committee in its sole discretion, any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on and shall not be exercisable after the earlier to occur of (a) the expiration date of such Option, or (b) 3 months (or 1 year, if due to disability) after the date on which such Optionee ceases to be an employee of the Company (including any Parent or Subsidiary); provided, the Compensation Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Prior to the earlier of such dates, such Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date such Optionee's employment ceases; provided, the Compensation Committee, in its discretion, may waive the restrictions on exercise contained in Section 5(f).

             (iii) In the event of the death of the Optionee while he is an employee of the Company or a Parent or a Subsidiary or within 3 months after the date on which such Optionee's employment terminated due to retirement with the Company's consent or due to disability, as determined by the Compensation Committee in its sole discretion, any Option or unexercised portion thereof granted to him may be exercised without regard to the restrictions on exercise contained in Section 5(f) by his personal representatives, heirs or legatees at any time prior to the expiration of 1 year from the date of death of such Optionee, but in no event later than the date of expiration of the option period; provided, the Compensation Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Such exercise shall be effected pursuant to the terms of this
        Section 5 as if such personal representatives, heirs or legatees are the named Optionee.

          (k) Restrictions on Transfer and Exercise of Options. No Option shall be assignable or transferable by the Optionee except by will or by the laws of descent and distribution; and, during the lifetime of an Optionee, the Option shall be exercisable only by him.

          (l) Holding Period. No Option or SAR granted hereunder may be exercised within the 12-month period immediately following the date of grant; provided, this limitation shall not apply in the event the Optionee dies or becomes disabled within such 12-month period.

          (m) Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to shares covered by his Option until date of the issuance of the shares to him and only after the Option Price of such shares is fully paid. Unless specified in Section 7, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

          (n) Miscellaneous Provisions. The Option Agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Option as the Compensation Committee shall deem advisable. In the event of any conflict between the provisions of an Option Agreement and the Plan, the Plan shall control.

          (o) No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

          (p) Resales to Company. In the event that an Option or any portion thereof is exercised and within 1 year after such exercise the Optionee's employment with the Company is terminated for any reason other than death, disability (as determined by the Compensation Committee) or retirement, then the Common Stock acquired by the Optionee as a result of such exercise must be offered by the Optionee to the Company upon such termination at the Option Price paid by the Optionee. The Company will have 60 days from the date of such termination within which to accept such offer and pay the purchase price in cash. Notwithstanding anything to the contrary in the Plan, the resales to the Company provided in this Section shall not apply to any Options exercised by optionees after a Change in Control.

6. STOCK APPRECIATION RIGHTS.

     (a) Pursuant to such terms and conditions as the Compensation Committee deems appropriate in each case, the Compensation Committee may authorize the Company to accept an Optionee's surrender of his right to exercise an Option (or any portion thereof), in consideration for the payment by the Company of an amount equal to the excess of the fair market value of the shares of Common Stock subject to such Option (or portion thereof) surrendered over the Option Price of such shares; provided, SAR's granted with respect to ISO's must be granted at the same time that the ISO's are granted. SAR's shall be granted with respect to a Reload Option if and to the extent SAR's are granted with respect to the original Option. An Optionee may elect to receive payment for exercise of any SAR in the form of shares of Common Stock valued at the then fair market value thereof or in cash, or partly in cash and partly in shares of Common Stock; provided, the Compensation Committee, in its sole discretion, may consent to or disapprove, in whole or in part, an Optionee's election to receive full or partial payment in cash. If the Compensation Committee disapproves such an election, the Compensation Committee shall specify the manner in which payment for exercise of the SAR shall be made. The Compensation Committee may specify payment in shares of Common Stock or in a combination of shares of Common Stock and cash in an amount not greater than the amount of cash specified in the Optionee's election. For purposes hereof, fair market value of the shares shall be determined as of the date of exercise of the SAR and pursuant to the terms of
Section 5(c). Payment in shares of Common Stock shall reduce the number of shares subject to the Plan by the number of shares so paid. Notwithstanding the foregoing, after a Change in Control (as described in Section 8), the Compensation Committee shall not have the discretion to disapprove any election by an Optionee to exercise an SAR.

     (b) Any election by an Optionee to receive payment for exercise of an SAR shall be made in the same manner and pursuant to the same procedures prescribed for the exercise of the corresponding Option; provided, an Optionee shall only be permitted to exercise SAR's with respect to a maximum of 25 percent of the exercisable portion of the Option.

     (c) Any Option surrendered as provided in this Section shall be cancelled by the Company, and the underlying shares of Common Stock shall not be subject to further grant hereunder.

     (d) The Compensation Committee shall be authorized hereunder to make payment to the Optionee in shares of Common Stock only if Section 83 of the Code applies to the Common Stock transferred to the Optionee.

     (e) Notwithstanding anything contained herein to the contrary, the SAR's provided in this Section, by their terms, shall meet the following requirements:

             (i) The SAR's shall expire no later than the expiration date of the underlying Option to which such rights relate;

             (ii) The SAR's may be for no more than 100 percent of the difference between the exercise price of the underlying Option and the fair market value of the Common Stock subject to the underlying Option at the time such SAR's are exercised;

             (iii) The SAR's may be transferable only when the underlying Option is transferable, and under the same conditions;

             (iv) The SAR's may be exercised only when the underlying Option is eligible to be exercised;

             (v) The SAR's may be exercised only when the fair market value of the Common Stock subject to the underlying Option exceeds the Option Price of such Option, and only upon expiration of the holding period described in Section 5(l); and

             (vi) The SAR's may be exercised only if such exercise has the same economic and tax consequences as the exercise of the underlying Option followed by an immediate sale of the Common Stock acquired thereby.

7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

     (a) In the event that the outstanding shares of the Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock, the following rules shall apply:

          (i) The Compensation Committee shall make an appropriate adjustment in the number and kind of shares available for the granting of Options under the Plan.

          (ii) The Compensation Committee also shall make an appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence of such event; any such adjustment in any outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Option Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of shares available under the Plan or the number of shares subject to any outstanding Options shall be the next lower number of shares, rounding all fractions downward.

          (iii) Any adjustment to or assumption of ISO's under this Section shall be made in accordance with Code Section 424(a) and the regulations promulgated thereunder so as to preserve the status of such ISO's as incentive stock options under Code Section 422.

          (iv) If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Plan, each Optionee shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of his Option as is exercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights or warrants.

     (b) Subject to any required action by the shareholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company which does not constitute a Change in Control, the Compensation Committee, in its discretion, may declare that:

          (i) any or all outstanding Options granted hereunder shall become immediately nonforfeitable and exercisable (to the extent permitted under federal or state securities laws);

          (ii) any Option granted but not yet exercised shall pertain to and apply, with appropriate adjustment as determined by the Compensation Committee, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to such Options would have been entitled; and/or

          (iii) any or all Options granted hereunder are to become immediately nonforfeitable and exercisable (to the extent permitted under federal or state securities laws) and are to be terminated after giving at least 30 days' notice to the Optionees to whom such Options have been granted.

     (c) If the Board adopts a plan of dissolution and liquidation that is approved by the shareholders of the Company, the Compensation Committee shall give each Optionee notice of such event at least 10 days prior to its effective date, and the rights of all Optionees shall become immediately nonforfeitable and exercisable (to the extent permitted under federal or state securities laws).

     (d) Any issuance by the Company of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Option, except as specifically provided otherwise in this Section 7. The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Compensation Committee makes under this Section 7 shall be conclusive.

8. CHANGE IN CONTROL.

     (a) For purposes of the Plan, a "Change in Control" shall mean the occurrence of any one of the events described in this Section 8(a). For purposes of this Section 8, the terms used in this Section with an initial capital letter shall have the meanings set forth in Section 8(b) unless otherwise defined in the Plan.

          (i) The acquisition by a Person, together with Affiliates and Associates of such Person, whether by purchase, tender offer, exchange, reclassification, recapitalization, merger or otherwise, of a sufficient number of shares of Common Stock or Common Stock Equivalents to constitute the Person an Acquiring Person; or

          (ii) The acquisition by a Person (other than the Curtis Investment Company, LP), together with Affiliates and Associates of such Person, of a number of shares of Common Stock (but not less than 20 percent of the shares of Common Stock) equal to or greater than the number of shares of Common Stock held by any Person who or who, together with all Affiliates and Associates of such Person, is the Beneficial Owner of 30 percent or more of the shares of Common Stock as of the effective date of the Plan; or

          (iii) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by a majority of the Continuing Directors then in office; or

          (iv) Any merger or consolidation the result of which is that less than 70 percent of the common stock, Voting Securities or other equity interests of the surviving or resulting corporation or other Person shall be owned in the aggregate by the former shareholders of the Company, other than Affiliates or Associates of any party to such merger or consolidation, as the same shall have existed immediately prior to such merger or consolidation; or

          (v) The sale by the Company, in one transaction or a series of related transactions, whether in liquidation, dissolution or otherwise, of assets or earning power aggregating more than 50 percent of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons.

     (b) The following definitions shall apply in determining when a Change in Control has occurred:

          (i) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of 30 percent or more of the shares of Common Stock then outstanding, but shall not include the Company, any Subsidiary of the Company, or any Person who or which, together with all Affiliates and Associates of such Person, is the Beneficial Owner of 30 percent or more of the shares of Common Stock as of the effective date of the Plan, any employee benefit plan of the Company or of any Subsidiary of the Company [if approved by a majority of the Continuing Directors], or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan.

          (ii) "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and in effect on the effective date of the Plan (the "Exchange Act").

          (iii) "Associate" shall mean:

             (A) Any corporation or organization, or parent or subsidiary of such corporation or organization, of which a Person is an officer, director or partner or is, directly or indirectly, the Beneficial Owner of 10 percent or more of any class of equity securities;

             (B) Any trust or other estate in which a Person has a beneficial interest of 10 percent or more or as to which such Person serves as trustee or in a similar fiduciary capacity; and

             (C) Any brother or sister (whether by whole or half blood), ancestor, lineal descendant or spouse of a Person, or any such relative of such spouse.

             (iv) "Beneficial Owner" shall mean, with respect to any securities, any Person who, together with such Person's Affiliates and Associates, directly or indirectly:

             (A) Has the right to acquire such securities (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own:

                (1) Securities acquired by participation in good faith in a firm commitment underwriting by a Person engaged in business as an underwriter of securities until the expiration of 40 days after the date of such acquisition; or

                (2) Securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or

                (3) Securities issuable upon exercise of rights issued to all shareholders generally, which rights are only exercisable upon separation from the Common Stock, or securities issuable upon exercise of rights that have separated from the Common Stock upon the occurrence of events specified in a rights agreement between the Company and a rights agent;

             (B) Has the right to vote or dispose of or has Beneficial Ownership (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act) of such securities, including pursuant to any agreement, arrangement or understanding, whether or not in writing;

        provided, a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding:

                (1) Arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act; and

                (2) Is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

             (C) With respect to any securities which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof), has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described herein or disposing of any voting securities of the Company.

          (vi) "Common Stock Equivalents" shall mean preferred stock or other equity securities of the Company having the right to be converted by the holders thereof into shares of Common Stock, or having the right to vote generally for the election of directors and on other matters. For purposes of determining the total amount of Common Stock and Common Stock Equivalents owned by any Person, such Common Stock Equivalents shall be equal to the number of shares into which they may be converted by the holders thereof, or in the case of securities that are not convertible having the right to vote, shall be equal to the number of votes they are entitled to cast in elections for directors.

          (vii) "Continuing Director" shall mean:

             (A) Any member of the Board who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and was a member of the Board prior to the effective date of the Plan; or

             (B) Any Person who subsequently becomes a member of the Board who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors.

          (viii) "Person" shall mean any individual, firm, corporation, partnership or other entity.

          (ix) "Subsidiary" shall mean any corporation, partnership, joint venture, trust or other entity more than 50 percent of the Voting Securities of which are Beneficially Owned, directly or indirectly, by a Person.

          (x) "Voting Securities" shall mean any class of then outstanding shares of stock or other beneficial interests entitled to vote in election of directors or other Persons charged with management of a Person."

9. EMPLOYEE'S AGREEMENT AND SECURITIES REGISTRATION.

     (a) If, in the opinion of counsel for the Company, such action is necessary or desirable, no Options shall be granted to any Optionee, unless, at the time of grant, such Optionee (i) represents and warrants that he will acquire the Common Stock for investment only and not for purposes of resale or distribution, and (ii) makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the Common Stock. If at the time of the exercise of any Option or the exercise of an SAR paid in whole or in part in shares of Common Stock, it is necessary or desirable, in the opinion of counsel for the Company, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Optionee represent and warrant that he is purchasing or acquiring the Common Stock for investment and not with any present intention to resell or distribute the same or make other and further representations and warranties with regard to the holding and resale of such shares, the Optionee shall, upon the request of the Compensation Committee, execute and deliver to the Company an agreement or affidavit to such effect. Should the Compensation Committee have reasonable cause to believe that such Optionee did not execute such agreement in good faith, the Company shall not be bound by the exercise of the Option. All certificates issued pursuant to the Plan shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:

          The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under the securities laws of any state (the "State Securities Acts") and have been issued or sold in reliance upon applicable exemptions from the registration requirements of such laws.

          These shares are held by an "affiliate" of the Company (as such term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the 1933 Act).

          Accordingly, these shares may not be sold, assigned, hypothecated, pledged or otherwise transferred except (i) pursuant to an effective registration statement under the 1933 Act and any applicable State Securities Acts with respect to the resale of such shares, (ii) in accordance with said Rule 144, or (iii) upon the issuance to the Company of a favorable opinion of counsel or the submission to the Company of such other evidence as may be satisfactory to the Company that such proposed sale, assignment, encumbrance or other transfer will not be in violation of the 1933 Act or any applicable State Securities Acts or any rules or regulations thereunder. Any attempted transfer of the certificate representing these shares which is in violation of the preceding restrictions will not be recognized by the Company, nor will any transferee of such shares be recognized as the owner thereof by the Company.

If the Common Stock to be acquired upon the exercise of an Option or any SAR is registered with the Securities and Exchange Commission as of the date of granting an Option or SAR, or if such Common Stock is registered as of the date of exercise, then the Compensation Committee, in its discretion, may dispense with the above investment affidavits and the Common Stock may be issued without the first sentence of the restrictive legend set forth above. If the Common Stock is held by a Optionee who is not an affiliate, as that term is defined in Rule 144 of the 1933 Act, or who ceases to be an affiliate, the Compensation Committee, in its discretion, may dispense with or authorize the removal of the remainder of the restrictive legend set forth above.

     (b) In the event that the Company in its sole discretion shall deem it necessary or advisable to register, under the 1933 Act or any state securities acts, any shares with respect to which Options have been granted hereunder, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to a Optionee. In the event the shares of Common Stock of the Company shall be listed on any national stock exchange at the time of the exercise of an Option or SAR, the Company shall make prompt application for the listing of the shares of Common Stock to be issued on such stock exchange of such shares, at the sole expense of the Company.

10. EFFECTIVE DATE; AMENDMENT AND TERMINATION OF THE PLAN.

     (a) The Plan shall be effective as of January 1, 1991, and no Options shall be granted hereunder prior to said date; provided, adoption of the Plan shall be approved by the holders of a majority of the voting power of the outstanding shares of the Common Stock within 12 months of adoption of the Plan by the Board, and failure to obtain such approval shall render the Plan null and void ab initio.

     (b) In the event the Board shall determine that a portion of the Plan does not qualify as an "Incentive Stock Option Plan" pursuant to Code Section 422 or that the Plan is not in the best interest of the Company or its shareholders for any reason, the Board shall have the power to add to, amend or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to terminate the Plan in whole or in part. In the event of any such action, the Compensation Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, repeal, suspension or termination. Notwithstanding the above provisions, no such addition, amendment, repeal, suspension or termination shall affect, in any way, the rights of the Optionees who have outstanding Options without the consent of such Optionees, nor may any such change in the Plan be made without the prior approval of the holders of a majority of the outstanding Common Stock if (i) such change would cause the applicable portions of the Plan to fail to qualify as an "Incentive Stock Option Plan" pursuant to Code Section 422, or (ii) such shareholder approval is required under Code Section 422, Regulation Section 16b-3 promulgated under the Securities Exchange Act of 1934 or any other applicable law or regulation.

11. APPLICATION OF FUNDS.

     The proceeds received by the Company from the sale of the Common Stock subject to the Options granted hereunder will be used for general corporate purposes.

12. NOTICES.

     All notices or other communications by an Optionee to the Compensation Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Compensation Committee at the location, or by the person, designated by the Compensation Committee for the receipt thereof. Such specific instructions and designation may be set forth in the Option Agreements.

13. TERM OF PLAN.

     Subject to the terms of Section 10(b), the Plan shall terminate upon the later of (i) the complete exercise or lapse of the last outstanding Option, or
(ii) the last date upon which Options may be granted hereunder.

     ADOPTED BY THE BOARD OF DIRECTORS OF AMERICAN BUSINESS PRODUCTS, INC. ON DECEMBER 5, 1990.

     APPROVED BY THE SHAREHOLDERS OF AMERICAN BUSINESS PRODUCTS, INC. ON APRIL 24, 1991.

                                                                       EXHIBIT B

                        AMERICAN BUSINESS PRODUCTS, INC.
                      1993 DIRECTORS STOCK INCENTIVE PLAN

1. PURPOSE.

     The purpose of the American Business Products, Inc. 1993 Directors Stock Incentive Plan (the "Plan") is to further the growth and development of American Business Products, Inc. (the "Company"), by encouraging directors who are not otherwise employees of the Company or its subsidiaries to obtain a proprietary interest in the Company by owning its stock. The Company intends that the Plan will provide such persons with an added incentive to continue to serve as directors of the Company and will stimulate their efforts in promoting the growth, efficiency and profitability of the Company. The Company also intends that the Plan will afford the Company a means of attracting to service on its Board persons of outstanding quality. Unless otherwise specified, the term "Options" shall refer to nonqualified stock options granted in connection herewith, and the term "Stock Rights" shall refer to Options and Restricted Stock (as described in Section 6 hereof).

2. ADMINISTRATION.

     (a) General Administration. The Plan shall be administered and interpreted by those members of the Executive Committee of the Company who are not eligible to participate in the Plan (the "Committee"). Subject to the express provisions of the Plan, the Committee also shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the instruments by which Stock Rights shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive. The Committee shall be composed of two or more directors.

     (b) Organization. The Committee may select one of its members as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum, and such majority shall determine its actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board of Directors at the meeting next succeeding.

     (c) Indemnification. In addition to such other rights of indemnification as they have as directors or as members of the Committee, the members of the Committee, to the extent permitted by applicable law, shall be indemnified by the Company against reasonable expenses (including, without limitation, attorneys' fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Stock Rights granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by applicable law and/or the Bylaws of the Company relating to indemnification of directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or members did not act in good faith and in a manner he or they reasonably believed to be in or not opposed to the best interest of the Company.

3. STOCK.

     The stock subject to the Stock Rights and other provisions of the Plan shall be authorized but unissued or reacquired shares of the $2.00 par value common stock of the Company (the "Common Stock"). Subject to readjustment in accordance with the provisions of Section 7 the total number of shares of the Common Stock for which Stock Rights may be granted to persons participating in the Plan shall not exceed in the aggregate 150,000 shares. Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired, cancelled or terminated Option again shall become subject to Stock Rights under the Plan.

4. ELIGIBILITY TO RECEIVE STOCK RIGHTS.

     The persons eligible to receive Stock Rights hereunder shall be directors who are not otherwise compensated employees of the Company or its subsidiaries. The individuals eligible to receive Stock Rights hereunder shall be referred to individually as "Optionee" and collectively as "Optionees."

5. TERMS AND CONDITIONS OF STOCK RIGHTS.

     (a) Election to Receive Option in Lieu of Director's Retainer Fees. At least six months prior to the date of each annual shareholders meeting (and in any event at least six months prior to the date on which any Option is granted hereunder), each eligible director may submit to the Committee an irrevocable written election to receive an Option in lieu of all or any whole percentage of his director's retainer fee payable for the following year (such year running from the date of one annual shareholders meeting to the next annual shareholders meeting). Such an election to receive an Option in lieu of director's retainer fees shall continue in effect from year to year until the termination of the director's service to the Board or, if earlier, until the director delivers a written revocation of such election or new election to the Committee.

     (b) Agreement. The Committee shall prepare a written agreement, executed and dated by the Company, evidencing the Option granted to an Optionee (the "Option Agreement") and setting forth the terms and conditions of such Option. The Committee shall present such Option Agreement to the Optionee and upon execution of such Option Agreement by the Optionee, such Option shall be deemed to have been granted effective as of the date specified in the Option Agreement. The failure of the Optionee to execute the Option Agreement within 30 days after the date of the receipt of same shall render the Option Agreement and the underlying Option null and void ab initio. Option Agreements and the Options granted thereby shall comply with and be subject to the following terms and conditions:

     (c) Optionee and Number of Shares.

          (i) Effective as of date of the each annual shareholders meeting, including the shareholders meeting at which the Plan was initially approved, each eligible director who has elected to forego all or any percentage of his director's retainer fees for the following year in exchange for an Option, shall receive an Option to purchase Common Stock of the Company. The Committee shall calculate the number of shares subject to the Option by dividing the amount of the director's retainer fees which the director has designated to forego by the amount of the difference between the fair market value of the Common Stock on the date of grant and the Option Price, as defined in subsection (e) of this section.

          (ii) Each Option Agreement shall state the name of the Optionee and the total number of shares of the Common Stock to which it pertains.

     (d) Vesting.

          (i) Each Option shall first become fully exercisable (that is, vested) as of the first anniversary of the date of grant.

          (ii) Notwithstanding subsection (i) above, each Option shall become fully exercisable in the event of any of the following:

             (A) the date as of which the Board determines, on the basis of medical evidence, that the Optionee has become totally and permanently disabled;

             (B) the date the Optionee has both reached age 70 and retired from service on the Board;

             (C) the Optionee's date of death; or

             (D) the date the Optionee ceases to serve on the Board for any reason; provided, that the provisions of subsection 5(j)(i) may apply.

          (iii) The Option Agreement and the Optionee's right as to vested stock options shall not impose upon the Company any obligation to retain the Optionee as a director for any period.

          (iv) Notwithstanding the above, all Options shall become immediately exercisable for 100 percent of the number of shares subject to the Options upon a Change in Control (as defined in Section 8 hereof).

     (e) Option Price.

          (i) The purchase price of each of the shares of Common Stock underlying each Option (the "Option Price") shall be one-half of the fair market value of the Common Stock on the date the Option is granted.

          (ii) If the Common Stock subject to the Plan is registered on a national securities exchange (as such term is defined by the Securities Exchange Act of 1934, as amended (the "Exchange Act")) on the date of determination, the fair market value per share shall be the closing price of a share of the Common Stock on said national securities exchange on the date of grant of the option. If shares are publicly traded on a national securities exchange but no shares of the Common Stock are traded on that date (or if records of such sales are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period both before and after such date, the fair market value shall be the average of the closing prices of the Common Stock on the nearest date before and the nearest date after the date of determination. If the Common Stock is traded both on a national securities exchange and in the over-the-counter market, the closing price shall be determined by the closing price on the national securities exchange, unless transactions on such exchange and in the over-the-counter market are jointly reported on a consolidated reporting system in which case the closing price shall be determined by reference to such consolidated reporting system.

     (f) Terms of Options. Terms of Options granted under the Plan shall commence on the date the Option is granted and shall expire three months following the tenth anniversary of the date the Option is granted. No Option shall be granted hereunder after 10 years from the earlier of the date the Plan is approved by the shareholders or is adopted by the Board of Directors.

     (g) Terms of Exercise. The exercise of an Option may be for less than the full number of shares of Common Stock subject to such Option, but such exercise shall not be made for less than the lesser of (i) 100 shares or (ii) the total remaining shares of Common Stock subject to such Option. Subject to the other restrictions on exercise set forth herein, the unexercised portion of an Option may be exercised at a later date by the Optionee.

     (h) Method of Exercise. All Options granted hereunder shall be exercised by written notice directed to the Secretary of the Company at its principal place of business or to such other person as the Committee may direct. Each notice of exercise shall be accompanied by payment of the Option Price for the number of shares specified in such notice and by any documents required by
Section 9(a). The Company shall make delivery of such shares within a reasonable period of time; provided, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the Securities Act of 1933, as amended (the "1933 Act"), with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

     (i) Medium and Time of Payment.

          (i) The Option Price shall be payable upon the exercise of the Option in an amount equal to the number of shares then being purchased times the per share Option Price. Payment, at the election of the Optionee or his successors as provided in Section 5(j)(ii), shall be (A) in cash; (B) by delivery to the Company of a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank (or guaranteed or notarized in such other manner as the Committee may require); or (C) by a combination of (A) and (B).

          (ii) If all or part of the Option Price is paid by delivery of shares of the Common Stock, the following conditions shall apply:

             (A) Such shares shall be valued on the basis of the fair market value of the Common Stock on the date of exercise. Fair market value shall be determined in the manner provided in Section 5(e)(ii) (dealing with determining Option Price);

             (B) On the date of such payment, Optionee must have held any shares of Common Stock used to pay the Option Price for at least 6 months from
        (X) the date of acquisition, in the case of shares acquired other than through a stock option or other stock award plan, or (Y) the date of grant or award in the case of shares acquired through such a plan; and

             (C) The value of such Common Stock shall be less than or equal to the total Option Price payment. If the Optionee delivers Common Stock with a value that is less than the total Option Price, then such Optionee shall pay the balance of the total Option Price in cash.

     (j) Effect of Termination of Service or Death.  Except as provided in parts
(i), (ii) and (iii) of this subsection, no Option shall be exercisable unless the Optionee thereof shall have been a director of the Company from the date the Option was granted until the date of exercise.

          (i) In the event an Optionee ceases to be a director of the Company for any reason during a year for which he has elected to forego all or some percentage of his director's retainer fees in exchange for an Option, prior to his earning his full director's retainer fee for that year, the Committee shall cancel the portion of his Option for that year which is attributable to the unearned director's fees.

          (ii) In the event an Optionee ceases to be a director of the Company for any reason other than death, any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on and shall not be exercisable after the earlier of (a) the expiration date of the Option, or (b)

     3 months after the date the director ceases to be a director of the Company. Prior to the earlier of the dates specified in the first sentence of this subsection (5)(j)(ii), the Option shall be exercisable only in accordance with its terms.

          (iii) In the event of the death of an Optionee, any Option or unexercised portion thereof granted to him which is otherwise exercisable may be exercised by the executor or administrator of his estate at any time prior to the expiration of 1 year from the date of death of such Optionee.

     (k) Restrictions on Transfer and Exercise of Stock Rights. No Option shall be assignable or transferable by the Optionee except by will or by the laws of descent and distribution; and, during the lifetime of an Optionee, the Option shall be exercisable only by him.

     (l) Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to shares covered by his Option until the date of issuance of the shares to him and only after the Option Price of such shares is fully paid. Unless specified in Section 7, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

     (m) Miscellaneous Provisions. In the event of any conflict between the provisions of an Option Agreement and the Plan, the Plan shall control.

     (n) No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

6. RESTRICTED STOCK AWARDS.

     An award of Restricted Stock shall provide the recipient with immediate rights of ownership in the shares of Common Stock underlying the award, but such shares shall be subject to such restrictions as the Committee shall specify and shall be subject to forfeiture by the recipient until the earlier of (i) the time such restrictions lapse or are satisfied, or (ii) the time such shares are forfeited. Upon an award of Restricted Stock hereunder, the Committee shall issue a written agreement, executed and dated by the Company, specifying the name of the recipient, the number of shares of Restricted Stock to be awarded and the restrictions to which such Restricted Stock shall be subject (the "Restriction Agreement"). The Committee shall present such Restriction Agreement to the recipient. The failure of the recipient to execute the Restriction Agreement within 30 days after the date of the receipt of same shall render the Restriction Agreement and the underlying award of Restricted Stock null and void ab initio. Restriction Agreements and the Restricted Stock awarded thereby shall comply with and be subject to the following terms and conditions:

          (a) Recipient and Number of Shares. Each eligible director shall receive Restricted Stock in accordance with the following formula:

             (i) As of the date of the initial approval of the Plan by the shareholders, or if later, upon an eligible director's initial election to the Board, he shall receive 200 shares of Restricted Stock.

             (ii) As of the date of the annual shareholders meeting which follows an employee director's (i.e., an ineligible director) retirement as an employee of the Company and continuance in his role as a director (therefore becoming an eligible director), he shall receive 200 shares of Restricted Stock.

             (iii) As of the beginning date of each of his subsequent three-year terms as a director, he shall receive 100 shares of Restricted Stock; provided, that upon the beginning date of his eighth three-year term, he shall receive 200 shares of Restricted Stock.

             (iv) Notwithstanding any other provision of this Plan, no director shall receive more than 1,000 shares of Restricted Stock.

     Each Restriction Agreement shall state the name of the recipient and the total number of shares of the Common Stock to which it pertains.

          (b) Restrictions on Stock. A recipient of Restricted Stock shall become vested and obtain a nonforfeitable interest in the Restricted Stock as of the date three years after the date of grant; provided, that such three-year period shall be waived and the recipient shall be deemed fully vested in the Restricted Stock upon one of the following events:

             (i) the date as of which the Board determines, on the basis of medical evidence, that the Optionee has become totally and permanently disabled;

             (ii) the date the Optionee has both reached age 70 and retired from service on the Board;

             (iii) the Optionee's date of death; or

             (iv) the date the Optionee ceases to serve on the Board for any reason.

          (c) Delivery of Restricted Stock.

             (i) The Company shall make delivery of the shares of Restricted Stock within a reasonable period of time after execution of a Restriction Agreement; provided, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the 1933 Act and causing such registration statement to become effective) with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

             (ii) Unless the certificates representing shares of the Restricted Stock are deposited with a custodian pursuant to Paragraph (iii) of this subsection, each such certificate shall bear the following legend (in addition to any other legend required pursuant to Section 9):

        "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the American Business Products, Inc. 1993 Directors Stock Incentive Plan and a Restriction Agreement, dated , 19 , between and American Business Products, Inc.. The Plan and Restriction Agreement are on file in the office of the Secretary of American Business Products, Inc."

     Such legend shall be removed from any certificate evidencing such shares of Restricted Stock as of the date that such shares become nonforfeitable.

             (iii) As an alternative to delivering a stock certificate to the recipient pursuant to paragraph (ii) of this subsection, any certificate evidencing Restricted Stock may be deposited by the Company with a custodian to be designated by the Committee. The Company shall cause the custodian to issue to the recipient a receipt for any Restricted Stock deposited with it in accordance with this subsection. Such custodian shall hold the deposited certificates and deliver the same to the recipient in whose name the shares of Restricted Stock evidenced thereby are registered only after such shares become nonforfeitable.

          (d) Transfer. No shares of Restricted Stock shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of while such shares are still subject to restriction, except that such

     Restricted Stock may be bequeathed by will or transferred by operation of the laws of descent and distribution.

          (e) Waiver of Restrictions. If the Committee determines that, in certain circumstances determined by the Committee, a waiver of any or all remaining restrictions with respect to a recipient's Restricted Stock would be desirable, it may elect in its sole discretion to waive such remaining restrictions.

          (f) Rights as a Shareholder. Upon the award of Restricted Stock to the recipient, the recipient shall, except as set forth in Section 6(d), have all of the rights of a shareholder with respect to the Restricted Stock, including the right to vote the shares of Restricted Stock and to receive all dividends or other distributions paid or made with respect to the Restricted Stock.

7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

     (a) Recapitalization. In the event that the outstanding shares of the Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock, the following rules shall apply:

          (i) The Committee shall make an appropriate adjustment in the number and kind of shares available for the granting of Stock Rights under the Plan.

          (ii) The Committee also shall make an appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, or as to which Restricted Stock has been awarded but not yet issued, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence of such event; any such adjustment in any outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Option Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of shares available under the Plan or the number of shares subject to any outstanding Stock Rights shall be the next lower number of shares, rounding all fractions downward.

          (iii) If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Plan, (A) each Optionee shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of his Option as is exercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights or warrants and (B) each recipient to whom Restricted Stock has been awarded but not yet issued shall be entitled to the same rights or warrants as holders of the same number of shares.

          (iv) If a recipient becomes entitled to an adjustment in the number or kind or shares or other securities of the Company by reason of his ownership of Restricted Stock, such shares or other securities shall be subject to the same terms and restrictions as the Restricted Stock with respect to which such shares are issued.

     (b) Reorganization. Subject to any required action by the shareholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock of the Company or acquisition of the assets of the Company which does not constitute a Change in Control (as defined in Section 8), and if the agreement memorializing such reorganization so provides, any Option granted but not yet exercised or any Restricted Stock awarded but not yet issued shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to such Stock Rights would have been entitled. If such agreement does not so provide, then any or all Stock Rights granted hereunder shall terminate after giving at least 30 days' prior written notice to the Optionees to whom such Stock Rights have been granted.

     (c) Dissolution and Liquidation. If the Board adopts a plan of dissolution and liquidation that is approved by the shareholders of the Company, the Committee shall give each Optionee written notice of such event at least 10 days prior to its effective date.

     (d) Limits on Adjustments. Any issuance by the Company of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Stock Right, except as specifically provided otherwise in this Section 7. The grant of Stock Rights pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Section 7 shall be conclusive.

8. CHANGE IN CONTROL.

     (a) For purposes of the Plan, a "Change in Control" shall mean the occurrence of any one of the events described in this Section 8(a). For purposes of this Section 8, the terms used in this Section with an initial capital letter shall have the meanings set forth in Section 8(b) unless otherwise defined in the Plan.

          (i) The acquisition by a Person, together with Affiliates and Associates of such Person, whether by purchase, tender offer, exchange, reclassification, recapitalization, merger or otherwise, of a sufficient number of shares of Common Stock or Common Stock Equivalents to constitute the Person an Acquiring Person; or

          (ii) The acquisition by a Person (other than the Curtis Investment Company, LP), together with Affiliates and Associates of such Person, of a number of shares of Common Stock (but not less than 20 percent of the shares of Common Stock) equal to or greater than the number of shares of Common Stock held by any Person who or who, together with all Affiliates and Associates of such Person, is the Beneficial Owner of 30 percent or more of the shares of Common Stock as of the effective date of the Plan; or

          (iii) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by a majority of the Continuing Directors then in office; or

          (iv) Any merger or consolidation the result of which is that less than 70 percent of the common stock, Voting Securities or other equity interests of the surviving or resulting corporation or other Person shall be owned in the aggregate by the former shareholders of the Company, other than Affiliates or Associates of any party to such merger or consolidation, as the same shall have existed immediately prior to such merger or consolidation; or

          (v) The sale by the Company, in one transaction or a series of related transactions, whether in liquidation, dissolution or otherwise, of assets or earning power aggregating more than 50 percent of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons.

     (b) The following definitions shall apply in determining when a Change in Control has occurred:

          (i) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of 30 percent or more of the shares of Common Stock then outstanding, but shall not include the Company, any Subsidiary of the Company, or any Person who or which, together with all Affiliates and Associates of such Person, is the Beneficial Owner of 30 percent or more of the shares of Common Stock as of the effective date of the Plan, any employee benefit plan of the Company or of any Subsidiary of the Company [if approved by a majority of the Continuing Directors], or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan.

          (ii) "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act and in effect on the effective date of the Plan.

          (iii) "Associate" shall mean:

             (A) Any corporation or organization, or parent or subsidiary of such corporation or organization, of which a Person is an officer, director or partner or is, directly or indirectly, the Beneficial Owner of 10 percent or more of any class of equity securities;

             (B) Any trust or other estate in which a Person has a beneficial interest of 10 percent or more or as to which such Person serves as trustee or in a similar fiduciary capacity; and

             (C) Any brother or sister (whether by whole or half blood), ancestor, lineal descendant or spouse of a Person, or any such relative of such spouse.

          (iv) "Beneficial Owner" shall mean, with respect to any securities, any Person who, together with such Person's Affiliates and Associates, directly or indirectly:

             (A) Has the right to acquire such securities (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own:

                (1) Securities acquired by participation in good faith in a firm commitment underwriting by a Person engaged in business as an underwriter of securities until the expiration of 40 days after the date of such acquisition; or

                (2) Securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or

                (3) Securities issuable upon exercise of rights issued to all shareholders generally, which rights are only exercisable upon separation from the Common Stock, or securities issuable upon exercise of rights that have separated from the Common Stock upon the occurrence of events specified in a rights agreement between the Company and a rights agent;

             (B) Has the right to vote or dispose of or has Beneficial Ownership (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act) of such securities, including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding:

                (1) Arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act; and

                (2) Is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

             (C) With respect to any securities which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof), has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described herein or disposing of any voting securities of the Company.

          (vi) "Common Stock Equivalents" shall mean preferred stock or other equity securities of the Company having the right to be converted by the holders thereof into shares of Common Stock, or having the right to vote generally for the election of directors and on other matters. For purposes of determining the total amount of Common Stock and Common Stock Equivalents owned by any Person, such Common Stock Equivalents shall be equal to the number of shares into which they may be converted by the holders thereof, or in the case of securities that are not convertible having the right to vote, shall be equal to the number of votes they are entitled to cast in elections for directors.

          (vii) "Continuing Director" shall mean:

             (A) Any member of the Board who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and was a member of the Board prior to the effective date of the Plan; or

             (B) Any Person who subsequently becomes a member of the Board who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors.

          (viii) "Person" shall mean any individual, firm, corporation, partnership or other entity.

          (ix) "Subsidiary" shall mean any corporation, partnership, joint venture, trust or other entity more than 50 percent of the Voting Securities of which are Beneficially Owned, directly or indirectly, by a Person.

          (x) "Voting Securities" shall mean any class of then outstanding shares of stock or other beneficial interests entitled to vote in election of directors or other Persons charged with management of a Person."

9. OPTIONEE'S AGREEMENT AND SECURITIES REGISTRATION.

     (a) Agreement. If such action is necessary or desirable, no Stock Rights shall be granted to any Optionee, unless, at the time of grant, such Optionee
(i) represents and warrants that he will acquire the stock for investment only and not for purposes of resale or distribution, and (ii) makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the stock. If, at the time of the exercise of any Option or the issuance of any Restricted Stock, it is necessary or desirable, in the opinion of counsel for the Company, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Optionee represent and warrant that he is purchasing or acquiring the Common Stock for investment and not with any present intention to resell or distribute the same or make other and further representations and warranties with regard to the holding and resale of such shares, the Optionee shall, upon the request of the Committee, execute and deliver to the Company an agreement to such effect. Should the Committee have reasonable cause to believe that such Optionee did not execute such agreement in good faith, the Company shall not be bound by the exercise of the Option or any agreement to issue the Restricted Stock, whichever is applicable. In addition to any restrictive legend required pursuant to Section 6, all certificates issued pursuant to the Plan shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:

     The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under the securities laws of any state (the "State Securities Acts") and have been issued or sold in reliance upon applicable exemptions from the registration requirements of such laws.

     These shares are held by an "affiliate" of the Company (as such term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the 1933 Act). Accordingly, these shares may not be sold, hypothecated, pledged or otherwise transferred, except (i) pursuant to an effective registration statement under the 1933 Act and any applicable State Securities Acts with respect to such shares, (ii) in accordance with said Rule 144, or (iii) upon the issuance to the Company of a favorable opinion of counsel or the submission to the Company of such other evidence as may be satisfactory to the Company that such proposed sale, assignment, encumbrance or other transfer will not be in violation of the 1933 Act or any applicable State Securities Acts or any rules or regulations thereunder. Any attempted transfer of the certificate representing these shares which is in violation of the preceding restrictions will not be recognized by the Company, nor will any transferee of such shares be recognized as the owner thereof by the Company.

If the Common Stock to be acquired upon the exercise of an Option is registered with the Securities and Exchange Commission as of the date of granting an Option, of if such Common Stock is registered as of the date of exercise, then the Committee, in its discretion may dispense with the above investment affidavits and the Common Stock may be issued without the first sentence of the restrictive legend set forth above. If the Common Stock is held by an Optionee who is not an affiliate, as that term is defined in Rule 144 of the 1933 Act, or who ceases to be an affiliate, the Committee, in its discretion, may dispense with or authorize the removal of the restrictive legend set forth above.

     (b) Registration. In the event that the Company in its sole discretion shall deem it necessary or advisable to register, under the 1933 Act or any state securities acts, any shares with respect to which Stock Rights have been granted hereunder, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to an Optionee. In the event the shares of Common Stock of the Company shall be listed on any national stock exchange at the time of the exercise of any Option, the Company shall make prompt application for the listing of the shares of Common Stock to be issued on such stock exchange of such shares, at the sole expense of the Company.

10. EFFECTIVE DATE; AMENDMENT AND TERMINATION OF THE PLAN.

     (a) Effective Date. The Plan shall be effective as of the date as of October 1, 1993, and no Stock Rights shall be granted hereunder prior to said date; provided, adoption of the Plan shall be approved by the holders of a majority of the voting power of the outstanding shares of the Common Stock not later than the earlier of (i) the annual meeting of the shareholders of the Company which immediately follows the date of the first grant of an Option hereunder, or (ii) 12 months after the adoption of the Plan by the Board. Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan. Failure to obtain such approval shall render the Plan and any Stock Rights granted hereunder null and void ab initio.

     (b) Amendment and Termination. In the event the Board shall determine that the Plan is not in the best interest of the Company or its shareholders for any reason, the Board shall have the power to add to, amend or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to terminate the Plan in whole or in part. In the event of any such action, the Committee shall prepare written procedures that, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, repeal, suspension or termination. Notwithstanding the above provisions, no such addition, amendment, repeal, suspension or termination shall affect, in any way, the rights of the Optionees who have outstanding Stock Rights without the consent of such Optionees. Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting at the meeting. In any event, amendments to the Plan may not be made more than once every six months, unless necessary to comply with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or any rules or regulations issued thereunder.

11. APPLICATION OF FUNDS.

     The proceeds received by the Company from the sale of the Common Stock subject to the Stock Rights granted hereunder will be used for general corporate purposes.

12. NOTICES.

     All notices or other communications by an Optionee to the Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

13. TERM OF PLAN.

     Subject to the terms of Section 10(b), the Plan shall terminate upon the later of (i) the complete exercise or lapse of the last outstanding Option, or
(ii) the last date upon which Stock Rights may be granted hereunder.

14. TAXATION AND WITHHOLDING ISSUES.

     Each eligible director shall be individually responsible for any taxation results from the grant or award of Stock Rights under the Plan. Because the eligible directors are not employees of the Company, the Company shall not withhold for any state, local or federal taxes resulting from the grants or awards under the Plan.

15. COMPLIANCE WITH RULE 16B-3.

     This Plan is intended to be in compliance with the requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act.

             ADOPTED BY THE BOARD OF DIRECTORS ON OCTOBER 27, 1993

             APPROVED BY THE SHAREHOLDERS ON ____________________

REVOCABLE PROXY         AMERICAN BUSINESS PRODUCTS, INC.
             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
                    THE 1994 ANNUAL MEETING OF SHAREHOLDERS
   The undersigned hereby appoints Thomas R. Carmody and W. Stell Huie, and each of them, proxies, with full powers of substitution, to act for and in the name of the undersigned to vote all shares of Common Stock of American Business Products, Inc. (the "Company") which the undersigned is entitled to vote at the 1994 Annual Meeting of Shareholders, to be held at The Cobb Galleria Centre, Two Galleria Parkway, Atlanta, Georgia, on Wednesday, April 27, 1994, at 11:00 a.m., Atlanta time, and at any and all adjournments thereof, as indicated below.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

1. The election as directors of the four nominees listed below to serve until the 1997 Annual Meeting of Shareholders and until their respective successors are elected and qualified.

/ /   FOR ALL nominees listed below                  / /   WITHHOLD AUTHORITY to vote for
      (except as marked to the contrary below).            all nominees listed below.

  INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

F. DUANE ACKERMAN, JOHN E. ADERHOLD, THOMAS F. KELLER AND MARVIN E. SCHMALZRIED

2. Amendment of the American Business Products, Inc. 1991 Stock Option Plan to extend the period during which any option granted pursuant to the plan may be exercised following an optionee's retirement (pursuant to the terms of the Company's qualified retirement plans) for the balance of the term of such option; provided, however, that in no event will the post-retirement exercise period be extended beyond the original term of such option.

               / / FOR          / / AGAINST          / / ABSTAIN

3. Adoption of the American Business Products, Inc. 1993 Directors Stock Incentive Plan.

               / / FOR          / / AGAINST          / / ABSTAIN
4. Ratification of the appointment of Deloitte & Touche as independent accountants of the Company for the 1994 fiscal year.

               / / FOR          / / AGAINST          / / ABSTAIN
   In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting and any adjournments thereof.

      PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE

          (Continued, and to be signed and dated on the reverse side)

                        (Continued from the other side)

   THIS PROXY CARD WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY CARD WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED ON THE REVERSE SIDE OF THIS PROXY CARD. If any other business is properly presented at the Annual Meeting, this proxy card will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented to a vote of the shareholders at the Annual Meeting.

   If the undersigned elects to withdraw this proxy card on or before the time of the Annual Meeting or any adjournments thereof by notifying the Secretary of the Company in writing at or prior to the Annual Meeting of the decision of the undersigned to withdraw this proxy card, then the power of said proxies shall be deemed terminated and of no further force and effect. The undersigned may withdraw this proxy card in the manner described above, or by submitting a duly executed and later dated proxy card to the Secretary, or by appearing and voting in person at the Annual Meeting all shares of Common Stock of the Company owned by the undersigned as of the record date (March 8, 1994).

                                                 Please mark, date and sign
                                                 exactly as your name appears on
                                                 this proxy card. When shares
                                                 are held jointly, both holders
                                                 should sign. When signing as
                                                 attorney, executor,
                                                 administrator, trustee,
                                                 custodian or guardian, please
                                                 give your full title. If the
                                                 holder is a corporation or
                                                 partnership, the full corporate
                                                 or partnership name should be
                                                 signed by a duly authorized
                                                 officer.

                                                 Date:                   , 1994
                                                      ------------------

                                                 -------------------------------

                                                            Signature

                                                 -------------------------------

                                                    Signature, if shares held
                                                             jointly

REVOCABLE PROXY         AMERICAN BUSINESS PRODUCTS, INC.
                               STOCK BONUS TRUST

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 1994 ANNUAL MEETING OF
                                  SHAREHOLDERS

PURSUANT TO THE TERMS OF THE AMERICAN BUSINESS PRODUCTS, INC. STOCK BONUS PLAN (THE "PLAN"), THE SHARES OF COMMON STOCK TO WHICH THIS PROXY CARD RELATES MAY NOT BE VOTED IN PERSON AT THE ANNUAL MEETING.

   The undersigned hereby appoints W. S. Barentine, Thomas R. Carmody, Henry Curtis VII and Robert W. Gundeck (as the Trustees of the American Business Products, Inc. Stock Bonus Trust), and each of them, proxies, with full powers of substitution, to act for and in the name of the undersigned to vote all shares of Common Stock of American Business Products, Inc. (the "Company") allocated to the undersigned's account pursuant to the Plan which the undersigned is entitled to vote in connection with the 1994 Annual Meeting of Shareholders to be held on Wednesday, April 27, 1994, at 11:00 a.m., Atlanta time, and at any and all adjournments thereof, as indicated below.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

1. The election as directors of the four nominees listed below to serve until the 1997 Annual Meeting of Shareholders and until their respective successors are elected and qualified.

/ /   FOR ALL nominees listed below                / /   WITHHOLD AUTHORITY to vote for
      (except as marked to the contrary below).    all nominees listed below.

  INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

F. DUANE ACKERMAN, JOHN E. ADERHOLD, THOMAS F. KELLER AND MARVIN E. SCHMALZRIED

2. Amendment of the American Business Products, Inc. 1991 Stock Option Plan to extend the period during which any option granted pursuant to the plan may be exercised following an optionee's retirement (pursuant to the terms of the Company's qualified retirement plans) for the balance of the term of such option; provided, however, that in no event will the post-retirement exercise period be extended beyond the original term of such option.

               / / FOR          / / AGAINST          / / ABSTAIN

3. Adoption of the American Business Products, Inc. 1993 Directors Stock Incentive Plan.

               / / FOR          / / AGAINST          / / ABSTAIN

4. Ratification of the appointment of Deloitte & Touche as independent accountants of the Company for the 1994 fiscal year.

               / / FOR          / / AGAINST          / / ABSTAIN

   In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting and any adjournments thereof.

      PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE

          (Continued, and to be signed and dated on the reverse side)

                        (Continued from the other side)

   THIS PROXY CARD WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY CARD WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED ON THE REVERSE SIDE OF THIS PROXY CARD. If any other business is properly presented at the Annual Meeting, this proxy card will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented to a vote of the shareholders at the Annual Meeting.

   If the undersigned elects to withdraw this proxy card on or before the time of the Annual Meeting or any adjournments thereof and notifies the Trustees at or prior to the Annual Meeting of the decision of the undersigned to withdraw this proxy card, then the power of said proxies shall be deemed terminated and of no further force and effect. The undersigned may withdraw this proxy card in the manner described above or by submitting to the Trustees a duly executed and later dated proxy card.

                                                 Please mark, date and sign
                                                 exactly as your name appears on
                                                 this proxy card. When shares
                                                 are held jointly, both holders
                                                 should sign. When signing as
                                                 attorney, executor,
                                                 administrator, trustee,
                                                 custodian or guardian, please
                                                 give your full title. If the
                                                 holder is a corporation or
                                                 partnership, the full corporate
                                                 or partnership name should be
                                                 signed by a duly authorized
                                                 officer.

                                                 Date:                   , 1994
                                                      ------------------

                                                 -------------------------------

                                                            Signature

                                                 -------------------------------

                                                    Signature, if shares held
                                                             jointly